                          [LOGO] CDC NVEST FUNDS/SM/



WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 26

More About Risk.......... Page 29

Management Team.......... Page 31

Fund Services............ Page 33

Financial Performance.... Page 50

  CDC Nvest Income and Tax Free Income Funds
[LOGO] LOOMIS SAYLES & Company L.P.
Loomis Sayles Core Plus Bond Fund

Loomis Sayles Government Securities Fund*

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

* The Loomis Sayles Government Securities Fund is closed to new investors.
                                                                     Prospectus
                                                               February 1, 2005

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund..................... 2
Loomis Sayles Government Securities Fund.............. 5
Loomis Sayles High Income Fund........................ 8
Loomis Sayles Investment Grade Bond Fund............. 11
Loomis Sayles Limited Term Government and Agency Fund 14
Loomis Sayles Massachusetts Tax Free Income Fund..... 17
Loomis Sayles Municipal Income Fund.................. 20
Loomis Sayles Strategic Income Fund.................. 23
Fund Fees & Expenses
Fund Fees & Expenses................................. 26
More About Risk
More About Risk...................................... 29
Management Team
Meet the Funds' Investment Adviser................... 31
Meet the Funds' Portfolio Managers................... 33
Fund Services
Investing in the Funds............................... 34
How Sales Charges Are Calculated..................... 35
It's Easy to Open an Account......................... 38
Buying Shares........................................ 39
Selling Shares....................................... 40
Selling Shares in Writing............................ 42
Exchanging Shares.................................... 43
Restrictions on Buying, Selling and Exchanging Shares 43
How Fund Shares Are Priced........................... 46
Dividends and Distributions.......................... 47
Tax Consequences..................................... 48
Compensation to Securities Dealers................... 49
Additional Investor Services......................... 50
Financial Performance
Financial Performance................................ 52
Glossary of Terms
Glossary of Terms.................................... 64

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFRX   NERBX   NECRX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds (rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds"), or if unrated, of comparable quality by Loomis Sayles.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
..  fixed charge coverage
..  the relationship between cash flows and debt service obligations
..  the experience and perceived strength of management
..  price responsiveness of the security to interest rate changes
..  earnings prospects
..  debt as a percentage of assets
..  borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities.
.. Invest in foreign securities, including those in emerging markets, and related currency hedging transactions.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

--------------------------------------------------------------------------------
2

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]
                                                                         (up triangle) Highest Quarterly Return: Second
                               (total return)/+/                                       Quarter 1995, up 2.41%
                                                                         (down triangle) Lowest Quarterly Return: Second
 1995   1996    1997   1998    1999   2000   2001   2002   2003    2004                  Quarter 2004, down 2.85%
------  -----  ------  -----  ------  -----  -----  -----  -----  ------
20.77%  4.61%  11.05%  8.01%  -0.34%  7.39%  7.24%  2.84%  8.49%   5.10%


--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and Lehman U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      0.37%       5.23%         6.89%
   Return After Taxes on Distributions*                           -1.33%       2.98%         4.27%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.21%       3.06%         4.25%
Class B - Return Before Taxes                                     -0.58%       5.11%         6.60%
Class C - Return Before Taxes                                      3.33%       5.41%         6.45%
Lehman Aggregate Bond Index**                                      4.34%       7.71%         7.72%
Lehman U.S. Credit Index**                                         5.24%       8.63%         8.41%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/95 for Class C shares. Class A commenced operations 11/7/73 and Class B commenced operations 9/13/93.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Government Securities Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class A Class B
               ---------------
               NEFUX   NEUBX

 Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will not invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed or guaranteed by the full faith and credit of the U.S. government. Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:
..  average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa"
   by Moody's Investors Service, Inc.
..  average maturity of 10 years or more.
In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities. The Fund may also:
.. Invest in zero-coupon bonds.
.. Invest in mortgage-related securities, including stripped securities and mortgage dollar rolls.
.. Invest in futures.
.. Engage in active and frequent trading of securities which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Agency securities: Subject to security risk. Agencies of the U.S. government which are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information
  (the "SAI") for details.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

--------------------------------------------------------------------------------
                                                                             5

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other class of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent its expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                      [CHART]

                                  (total return)
                                                                             (up triangle) Highest Quarterly Return: Third
   1995   1996    1997   1998    1999    2000   2001    2002   2003    2004                Quarter 2002, up 8.02%
  ------  -----  ------  -----  ------  ------  -----  ------  -----  ------ (down triangle) Lowest Quarterly Return: Second
  20.03%  0.78%  10.32%  9.02%  -6.42%  12.89%  4.93%  13.35%  1.48%   5.32%                 Quarter 2004, down 3.73%


--------------------------------------------------------------------------------
6

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Long Term Government Bond Index ("Lehman Long Term Gov't Bond Index"), an unmanaged index of U.S. Treasury and U.S. Government agency securities with a maturities of 10 years or more. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Long Gov't Term Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      0.56%        6.51%        6.84%
   Return After Taxes on Distributions*                           -0.75%        4.72%        4.28%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.34%        4.47%        4.15%
Class B - Return Before Taxes                                     -0.55%        6.39%        6.13%
Lehman Long Term Gov't Bond Index**                                7.94%       10.22%        9.67%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. Class A commenced operations 9/16/85 and Class B commenced operations 9/23/93.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFHX   NEHBX   NEHCX

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
..  issuer debt and debt maturity schedules
..  earnings prospects
..  responsiveness to changes in interest rates
..  experience and perceived strength of management
..  borrowing requirements and liquidation value
..  market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in zero-coupon, pay-in-kind and Rule 144A securities.
.. Invest in derivative securities, including futures.
.. Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to

--------------------------------------------------------------------------------
8
  stock market values, interest rates or the currency exchange rate. Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]
                                                                                (up triangle) Highest Quarterly
                                (total return)/+/                                             Return: Second Quarter 2003,
                                                                                              up 9.95%
 1995    1996    1997    1998   1999    2000     2001     2002    2003    2004  (down triangle) Lowest Quarterly
------  ------  ------  ------  -----  -------  -------  ------  ------  ------                 Return: Fourth Quarter 2000,
11.78%  14.88%  15.37%  -1.70%  4.00%  -16.09%  -10.65%  -8.86%  27.91%  10.35%                 down 11.32%


+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             9

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                                       Since Class C
Average Annual Total Returns+                                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years   (3/2/98)
Class A - Return Before Taxes                                      5.39%       -1.63%        3.58%            --
   Return After Taxes on Distributions*                            2.39%       -5.00%       -0.33%            --
   Return After Taxes on Distributions & Sales of Fund Shares*     3.41%       -3.45%        0.60%            --
Class B - Return Before Taxes                                      4.31%       -1.72%        3.12%            --
Class C - Return Before Taxes                                      8.30%       -1.46%           --        -1.18%
Lehman High Yield Composite Index**                               11.13%        6.97%        8.13%         5.26%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 3/31/98 for Class C shares. Class A commenced operations 2/22/84 and Class B commenced operations 9/20/93.
+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIGRX   LGBBX   LGBCX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall

--------------------------------------------------------------------------------
                                                                             11
  and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Foreign Shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception period compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                      (total return)/+/                     (up triangle) Highest Quarterly Return: Second
                                                                          Quarter 2003, up 9.08%
 1997   1998   1999    2000   2001    2002    2003    2004  (down triangle) Lowest Quarterly Return: Second
------  -----  -----  ------  -----  ------  ------  ------                 Quarter 2004, down 3.99%
14.29%  2.96%  3.65%  10.97%  5.65%  10.60%  19.33%   9.45%

+ The returns shown for the period prior to September 15, 2003 in the bar chart above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Classes after taking into effect the Fund's current expense cap arrangements.

--------------------------------------------------------------------------------
12

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception compare to those of the Lehman Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (12/31/96)
Class A - Return Before Taxes                                      4.54%       10.10%      8.86%
   Return After Taxes on Distributions*                            1.95%        7.51%      6.14%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.16%        7.10%      5.92%
Class B - Returns Before Taxes                                     3.61%        9.83%      8.50%
Class C - Returns Before Taxes                                     7.73%       10.11%      8.51%
Lehman Government/Credit Index**                                   4.19%        8.00%      7.08%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.
+ The returns shown for the periods prior to September 15, 2003 in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFLX   NELBX   NECLX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:
..  average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   "Aaa" by Moody's Investors Service, Inc. ("Moody's")
..  effective duration range of two to four years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.
.. It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).
.. Invest in zero-coupon bonds.
.. Invest in foreign bonds denominated in U.S. dollars.
.. Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest in futures.
.. Engage in active and frequent trading of securities. Frequent trading may product high trading cost which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Agency securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information (the "SAI") for details.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are

--------------------------------------------------------------------------------
14
  based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.
Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role is assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                            (total return)/+/                           (up triangle) Highest Quarterly Return: Third
                                                                                      Quarter 1998, up 4.63%
 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004  (down triangle) Lowest Quarterly Return: Second
------  -----  -----  -----  ------  -----  -----  -----  -----  ------                 Quarter 2004, down 1.70%
13.02%  2.38%  7.27%  6.46%  -0.67%  8.34%  6.86%  8.18%  1.50%   2.00%

+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             15

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.+ They are also compared to those of the Lehman 1-5 year Government Bond Index ("Lehman 1-5 Gov't Bond Index"), a market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index and Lehman 1-5 Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      -1.03%       4.69%        5.13%
   Return After Taxes on Distributions*                            -2.20%       2.86%        2.91%
   Return After Taxes on Distributions & Sales of Fund Shares*     -0.68%       2.87%        2.97%
Class B - Return Before Taxes                                      -3.73%       4.29%        4.76%
Class C - Return Before Taxes                                       0.30%       4.64%        4.68%
Lehman Int. Gov't Bond Index**                                      2.33%       6.57%        6.75%
Lehman 1-5 Gov't Bond Index**++                                     1.54%       5.78%        6.26%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/95 for Class C shares. Class A commenced operations 1/3/89 and Class B commenced operations 9/27/93.
+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
++ The Lehman 1-5 Gov't Bond Index replaces the Lehman Int. Gov't Bond Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of securities in which the Fund invests.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
16

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Massachusetts Tax Free Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Robert Payne and Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFMX   NEMBX

 Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to, under normal market conditions, invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or
Baa or better by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles. To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities") and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.
Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:
..  Average credit rating of A (as rated by S&P or Moody's)
..  Average maturity of between 15 and 25 years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.
The Fund may also:
.. Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).
..  Invest in futures.
.. Invest in zero-coupon bonds.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any security Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the

--------------------------------------------------------------------------------
                                                                             17
  securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other class of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent its expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                              (total return)
                                                                        (up triangle) Highest Quarterly Return: Fourth
 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004                Quarter 1995, up 9.97%
------  -----  -----  -----  ------  -----  -----  -----  -----  ------ (down triangle) Lowest Quarterly Return: Second
17.83%  3.24%  9.32%  4.92%  -4.12%  9.27%  3.21%  8.12%  5.04%   4.16%                 Quarter 2004, down 3.00%


--------------------------------------------------------------------------------
18

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                     -3.00%       5.01%         5.50%
   Return After Taxes on Distributions*                           -0.30%       5.01%         5.47%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.04%       4.92%         5.41%
Class B - Return Before Taxes                                     -1.57%       4.90%         5.27%
Lehman Municipal Bond Index**                                      4.48%       7.20%         7.06%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.
** The returns of the Index do not reflect the effect of taxes.

Class A commenced operations 3/23/84. Class B commenced operations 9/13/93.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Municipal Income Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Robert Payne and Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFTX   NETBX

 Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard &
Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service,
Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.
Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:
..  revenue projections and spending requirements/forecasts
..  earnings prospects and cash flow
..  debt as a percentage of assets and cash flow
..  borrowing requirements, debt maturity schedules and reserve requirements
..  the relationship between cash flows and dividend obligations
..  the experience and perceived strength of management
..  price responsiveness of the security to interest rate changes
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.
The Fund may also:
.. Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.
.. Invest in futures.
.. Invest in zero-coupon bonds.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any security Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

--------------------------------------------------------------------------------
20

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed- income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Municipal securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for the other class of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent its expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                              (total return)/+/                         (up triangle) Highest Quarterly Return: Fourth
                                                                                      Quarter 1995, up 3.87%
 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004  (down triangle) Lowest Quarterly Return: Second
------  -----  -----  -----  ------  -----  -----  -----  -----  ------                 Quarter 2004, down 2.62%
17.22%  4.63%  8.58%  5.33%  -2.76%  8.76%  3.00%  7.31%  4.63%   4.35%

+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             21

The table below shows how the average annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Before Taxes                                            -0.33%       4.61%         5.51%
   Return After Taxes on Distributions*                           -0.34%       4.59%         5.49%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.09%       4.59%         5.45%
Class B - Return Before Taxes                                     -1.29%       4.50%         5.22%
Lehman Municipal Bond Index**                                      4.48%       7.20%         7.06%

+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.
** The returns of the Index do not reflect the effect of taxes.

Class A commenced operations 5/9/77. Class B commenced operations 9/13/93.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
22

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFZX   NEZBX   NECZX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  discounted share price compared to economic value
..  undervalued credit ratings with strong or improving credit profiles
..  yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds at a discount-bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in zero-coupon or pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall

--------------------------------------------------------------------------------
                                                                             23
  and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                        (total return)/+/
                                                                     (up triangle) Highest Quarterly Return: Second
 1996   1997    1998    1999   2000    2001    2002    2003    2004                Quarter 2003, up 12.43%
------  -----  ------  ------  -----  ------  ------  ------  ------ (down triangle) Lowest Quarterly Return: Third
14.49%  9.33%  -1.73%  12.17%  0.68%  -0.14%  15.47%  34.84%  12.93%                 Quarter 1998, down 10.57%


+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
24

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten- year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                           Since
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (5/1/95)
Class A - Return Before Taxes                                      7.87%       11.04%     10.26%
   Return After Taxes on Distributions*                            5.67%        8.03%      6.71%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.06%        7.52%      6.51%
Class B - Return Before Taxes                                      7.08%       10.96%      9.94%
Class C - Return Before Taxes                                     11.08%       11.23%      9.92%
Lehman Aggregate Bond Index**                                      4.34%        7.71%      6.94%
Lehman U.S. Universal Bond Index**                                 4.97%        7.89%      7.11%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares.
+ The returns shown for period prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             25

                                    [GRAPHIC]




Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                           All Funds except
                                                Limited Term Government and Agency Fund Limited Term Government
                                                and Massachusetts Tax Free Income Fund      and Agency Fund
                                                        Class A         Class B Class C Class A Class B Class C
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                                          4.50%           None    None    3.00%   None    None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)                 (3)            5.00%   1.00%    (3)    5.00%   1.00%
Redemption fees (Loomis Sayles Strategic Income    2% of redemption
   Fund, Loomis Sayles High Income Fund and     proceeds on shares held
   Loomis Sayles Core Plus Bond Fund only)       for 60 days or less+*   None*   None*   None*   None*   None*
Redemption fees (all other Funds in the
   Prospectus)                                           None*           None*   None*   None*   None*   None*

                                            Massachusetts Tax
                                            Free Income Fund
                                            Class A  Class B
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                              4.25%    None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)     (3)     5.00%
Redemption fees                              None*    None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees".
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                           Core Plus Bond Fund/(1)/ Government Securities Fund    High Income Fund
                                           Class A  Class B Class C Class A       Class B      Class A Class B Class C
Management fees                             0.42%    0.42%   0.42%   0.55%         0.55%        0.60%   0.60%   0.60%
Distribution and/or service (12b-1) fees**  0.25%    1.00%*  1.00%*  0.25%         1.00%*       0.25%   1.00%*  1.00%*
Other expenses+                             0.55%    0.55%   0.55%   0.58%         0.58%        0.78%   0.78%   0.78%
Total annual fund operating expenses        1.22%    1.97%   1.97%   1.38%         2.13%        1.63%   2.38%   2.38%
Fee Waiver and/or expense reimbursement     0.07%    0.07%   0.07%   0.00%         0.00%        0.00%   0.00%   0.00%
Net Expenses                                1.15%    1.90%   1.90%   1.38%         2.13%        1.63%   2.38%   2.38%

--------------------------------------------------------------------------------
26

                                    [GRAPHIC]




Fund Fees & Expenses (continued)

 Annual Fund Operating Expenses - continued


                                                                           Limited Term Government Massachusetts Tax Free
                                           Investment Grade Bond Fund/(2)/     and Agency Fund     Income Fund/(3)/
                                           Class A    Class B    Class C   Class A Class B Class C Class A     Class B
Management fees                             0.40%      0.40%      0.40%     0.57%   0.57%   0.57%   0.60%       0.60%
Distribution and/or service (12b-1) fees**  0.25%      1.00%*     1.00%*    0.25%   1.00%*  1.00%*  0.25%       1.00%
Other expenses+                             1.08%      1.08%      1.08%     0.40%   0.40%   0.40%   0.34%       0.34%
Total annual fund operating expenses        1.73%      2.48%      2.48%     1.22%   1.97%   1.97%   1.19%       1.94%
Fee Waiver and/or expense reimbursement     0.78%      0.78%      0.78%     0.00%   0.00%   0.00%   0.00%       0.00%
Net Expenses                                0.95%      1.70%      1.70%     1.22%   1.97%   1.97%   1.19%       1.94%

                                           Municipal Income Fund Strategic Income Fund/(4)/
                                           Class A    Class B    Class A  Class B  Class C
Management fees                             0.47%      0.47%      0.61%    0.61%    0.61%
Distribution and/or service (12b-1) fees**  0.25%      1.00%      0.25%    1.00%*   1.00%*
Other expenses+                             0.31%      0.31%      0.39%    0.39%    0.39%
Total annual fund operating expenses        1.03%      1.78%      1.25%    2.00%    2.00%
Fee Waiver and/or expense reimbursement     0.00%      0.00%      0.00%    0.00%    0.00%
Net Expenses                                1.03%      1.78%      1.25%    2.00%    2.00%

+ Other expenses have been restated to reflect contractual changes to transfer agency fees for the Funds effective January 1, 2005.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.
(1) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.15%, 1.90%, and 1.90% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.95%, 1.70%, and 1.70% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis.
(4) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00%, and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis.

--------------------------------------------------------------------------------
                                                                             27

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                        Core Plus                   Government                   High Income
                        Bond Fund                 Securities Fund                   Fund
           Class A    Class B       Class C    Class A    Class B    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  562  $  693 $  193 $  293 $  193 $  584  $  716 $  216 $  608  $  741 $  241 $  341 $  241
3 years    $  799  $  897 $  597 $  597 $  597 $  867  $  967 $  667 $  941  $1,042 $  742 $  742 $  742
5 years    $1,054  $1,226 $1,026 $1,026 $1,026 $1,171  $1,344 $1,144 $1,297  $1,470 $1,270 $1,270 $1,270
10 years** $1,785  $2,027 $2,027 $2,222 $2,320 $2,033  $2,271 $2,271 $2,296  $2,530 $2,530 $2,716 $2,716

                    Investment Grade                 Limited Term Government       Massachusetts Tax Free
                       Bond Fund+                        and Agency Fund                Income Fund
           Class A    Class B       Class C    Class A    Class B       Class C    Class A     Class B
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)             (1)    (2)
1 year     $  543  $  673 $  173 $  273 $  173 $  421  $  700 $  200 $  300 $  200 $  541   $  697 $  197
3 years    $  898  $  998 $  698 $  698 $  698 $  676  $  918 $  618 $  618 $  618 $  787   $  909 $  609
5 years    $1,276  $1,450 $1,250 $1,250 $1,250 $  950  $1,262 $1,062 $1,062 $1,062 $1,052   $1,247 $1,047
10 years** $2,337  $2,571 $2,571 $2,757 $2,757 $1,733  $2,102 $2,102 $2,296 $2,296 $1,807   $2,264 $2,264

                 Municipal                Strategic Income
                Income Fund                     Fund
           Class A    Class B    Class A    Class B       Class C
                    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  550  $  681 $  181 $  572  $  703 $  203 $  303 $  203
3 years    $  763  $  860 $  560 $  829  $  927 $  627 $  627 $  627
5 years    $  993  $1,164 $  964 $1,105  $1,278 $1,078 $1,078 $1,078
10 years** $1,653  $2,095 $2,095 $1,893  $2,134 $2,134 $2,327 $2,327

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The example is based on the net expenses shown above for the Core Plus Bond Fund, Investment Grade Bond Fund, Massachusetts Tax Free Income Fund and Strategic Income Fund for the 1-year period illustrated in the Example and on the total annual fund operating expenses for the remaining years. The Example is based on the total annual fund operating expenses for all other Funds for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
+ Retail Class shares converted into Class A shares on September 12, 2003. Expenses for Class A shares are based on the former Retail Class expenses, adjusted to take into account Class A's current fees and expenses, including the agreement to limit operating expenses.

--------------------------------------------------------------------------------
28

                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds except Government Securities, Massachusetts Tax Free Income and Municipal Income) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

--------------------------------------------------------------------------------
                                                                             29

                                    [GRAPHIC]




More About Risk (continued)


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Investment Grade Bond Fund for options and futures) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
30

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser


The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.8 billion as of December 31, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Income and Tax Free Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds, the CDC IXIS Moderate Diversified Portfolio, the CDC IXIS Equity Diversified Portfolio, Loomis Sayles Research Fund, Loomis Sayles Growth Fund and Hansberger Foreign Growth Fund, constitute the "CDC Nvest Funds." CDC Nvest Cash Management
Trust -- Money Market Series is the "Money Market Fund."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.39% for Loomis Sayles Core Plus Bond Fund (after waiver or reimbursement)/1/, 0.55% for Loomis Sayles Government Securities Fund/2/, 0.68% for Loomis Sayles High Income Fund, 0% for Loomis Sayles Investment Grade Bond Fund (after waiver or reimbursement), 0.57% for Loomis Sayles Limited Term Government and Agency Fund, 0.60% for Loomis Sayles Massachusetts Tax Free Income Fund/3/, 0.47% for Loomis Sayles Municipal Income Fund, and 0.62% for Loomis Sayles Strategic Income Fund.
../1/ The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.208% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.208% payable to IXIS Asset Management Advisors, L.P., ("IXIS Advisors") as advisory administrator to the Fund.
/2/ The advisory fee for the Loomis Sayles Government Securities Fund consisted of a fee of 0.275% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.275% payable to IXIS Advisors, as advisory administrator to the Fund.
/3/ The advisory fee for the Loomis Sayles Massachusetts Tax Free Income Fund consisted of a fee of 0.300% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.300% payable to IXIS Advisors, as advisory administrator to the Fund.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be

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                                                                             31

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser (continued)

considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

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32

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Management Team
Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of the High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has served as portfolio manager of the Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Investment Grade Bond Fund since its inception in December 1996 Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 37 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 20 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

Steven Kaseta

Steven Kaseta has served as co-portfolio manager of the Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 22 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Core PlusBond Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 22 years of investment experience.

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne is Vice President and Portfolio Manager of Loomis Sayles. His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 37 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 20 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and an MBA from the University of Chicago, and has over 13 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five-year period with Nuveen Investments, where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 17 years of investment management experience.

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                                                                             33

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                                    [GRAPHIC]



Fund Services
Investing in the Funds


 Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public, except Loomis Sayles Government Securities Fund, Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund offer only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
For information about the Fund's expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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34

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated


 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                      All Funds Except Limited Term
                       Government and Agency Fund,
                      Massachusetts Tax Free Income
                      Fund and Municipal Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

                          Class A Sales Charges
                               Limited Term
                              Government and
                               Agency Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        3.00%           3.09%
$  100,000 - $249,999     2.50%           2.56%
$  250,000 - $499,999     2.00%           2.04%
$  500,000 - $999,999     1.25%           1.27%
$1,000,000 or more*       0.00%           0.00%

                         Class A Sales Charges**
                      Massachusetts Tax Free Income Fund
                        As a % of         As a % of
   Your Investment    offering price   your investment
Less than $50,000         4.25%             4.44%
$   50,000 - $ 99,000     4.00%             4.17%
$  100,000 - $249,999     3.50%             3.63%
$  250,000 - $499,999     2.50%             2.56%
$  500,000 - $999,999     2.00%             2.04%
$1,000,000 or more*       0.00%             0.00%

                         Class A Sales Charges**
                          Municipal Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         4.50%           4.71%
$   50,000 - $ 99,000     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.cdcnvestfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' statement of additional information.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be to a reduced sales charge if your "total investment" reaches

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Fund Services
How Sales Charges Are Calculated (continued)

  a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other CDC Nvest Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales chares may not apply to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least $1 million or more in total plan assets or 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
.. Investments of $5 million or more in Limited Term Government and Agency Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity
.. Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

--------------------------------------------------------------------------------
36

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                                     Minimum to Open an
                                                                       Minimum to      Account Using       Minimum for
Type of Account                                                      Open an Account Investment Builder Existing Accounts
Any account other than those listed below                                $2,500             $25               $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform Transfers to Minors Act
   ("UTMA")                                                              $2,500             $25               $100
Individual Retirement Accounts ("IRAs")                                    $500             $25               $100
Coverdell Education Savings Accounts                                       $500             $25               $100
Retirement plans with tax benefits such as corporate pension, profit
   sharing and Keogh plans                                                 $250             $25               $100
Payroll Deduction Investment Programs for
   SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and certain other
   retirement plans                                                         $25             N/A                $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1
                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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38

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                    Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the        . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC Nvest          investment amount, payable to "CDC Nvest
 [GRAPHIC]             Funds." Third party checks and "starter"          Funds." Third party checks and "starter"
                       checks will not be accepted.                      checks will not be accepted.
                     . Mail the check with your completed              . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box          account statement or include a letter
                       219579, Kansas City, MO 64121-9579.               specifying the Fund name, your class of
                                                                         shares, your account number and the
                                                                         registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into   . Call your investment dealer or CDC Nvest
                       which you are exchanging by calling your          Funds at 800-225-5478 or visit
 [GRAPHIC]             investment dealer or CDC Nvest Funds at           www.cdcnvestfunds.com to request an
                       800-225-5478.                                     exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Opening an account by wire is not available.    . Visit www.cdcnvestfunds.com to add shares
                                                                         to your account by wire. Instruct your bank
 [GRAPHIC]                                                               to transfer funds to State Street Bank &
                                                                         Trust Company, ABA #011000028, and
                                                                         DDA #99011538.
                                                                       . Specify the Fund name, your class of shares,
                                                                         your account number and the registered
                                                                         account name(s). Your bank may charge you
                                                                         for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account through     . Call CDC Nvest Funds at 800-225-5478 or
                       ACH, you may add this feature by selecting it     visit www.cdcnvestfunds.com to add shares
 [GRAPHIC]             on your account application.                      to your account through ACH.
                     . Ask your bank or credit union whether it is a   . If you have not signed up for the ACH
                       member of the ACH system.                         system, please call CDC Nvest Funds or visit
                                                                         www.cdcnvestfunds.com for a Service
                                                                         Options Form. A signature guarantee may
                                                                         be required to add this privilege.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you would     . Please call CDC Nvest Funds at 800-225-
                       like to begin an automatic investment plan        5478 or visit www.cdcnvestfunds.com for a
 [GRAPHIC]             through Investment Builder and the amount of      Service Options Form. A signature
                       the monthly investment ($25 minimum).             guarantee may be required to add this
                     . Include a check marked "Void" or a deposit        privilege.
                       slip from your bank account.                    . See the section "Additional Investor
                                                                         Services."

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                                                                             39

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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40

 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.


 By Check (for Class A shares of Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund only)
                     . Select the checkwriting option on your application and complete the signature card.
                     . To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service
 [GRAPHIC]             Options Form.
                     . Each check must be written for $500 or more.
                     . You may not close your account by withdrawal check. Please call your financial representative or
                       CDC Nvest Funds to close an account.

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                                                                             41

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

--------------------------------------------------------------------------------
42

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except CDC    . Medallion signature guarantee, if applicable (see above).
 Nvest Funds          . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such title.
 (POA)                . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of         . The request must include the signatures of all those authorized to sign,
 estates,               including capacity.
 administrators,      . A medallion signature guarantee. Certified copy of court document where
 guardians,             signer derives authority, e.g., Letters of Administration, Conservatorship and
 conservators           Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

                                    [GRAPHIC]



Fund Services
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund . For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

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                                                                             43

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Purchase Restrictions

Each Fund are required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Funds reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

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44

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

 Small Account Policy

Each Fund assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

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                                                                             45

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced


"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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46

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds' generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Funds expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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                                                                             47

                                    [GRAPHIC]



Fund Services
Tax Consequences


Each Fund intend to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Massachusetts Tax Free Income Fund and Municipal Income Fund also intend to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. In addition, in the case of Massachusetts Tax Free Income Fund, such distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Massachusetts Tax Free Income Fund and Municipal Income Fund may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes.

Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the

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48

Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The provision will first apply to the Fund in its taxable year beginning October 1, 2005.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Special tax considerations for Massachusetts Tax Free Income Fund
Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

The Massachusetts personal income tax statute taxes gains from the sale or exchange of capital assets held for more than one year at a rate of 5.3%. Shareholders should consult their tax advisors with respect to the Massachusetts personal income tax treatment of capital gain distributions from the Fund.

Special tax considerations for Municipal Income Fund
The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B Shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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                                                                             49

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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50

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                                                                             51

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Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor. Retail Class shares were converted to Class A shares on September 12, 2003. Class B and C shares began operations on September 12, 2003.

For a share outstanding throughout each period

                            Income (loss) from investment operations:          Less distributions:
                            ----------------------------------------  -------------------------------------

                 Net asset
                   value,                 Net realized                Dividends  Distributions
                 Beginning     Net       and unrealized  Total from    from net    from net
                     of     investment   gain (loss) on  investments  investment   realized        Total     Redemption
                 the period   Income       investment    operations     income   capital gains distributions    fee
                 ---------- ----------   --------------  -----------  ---------- ------------- ------------- ----------

LOOMIS SAYLES CORE PLUS BOND FUND
Class A
9/30/2004          $11.63     $0.47(c)       $ 0.13        $ 0.60       $(0.54)     $   --        $(0.54)      $0.00(f)
9/30/2003(e)        11.28      0.37(c)         0.34          0.71        (0.36)         --         (0.36)         --
12/31/2002          11.59      0.63(c)        (0.32)         0.31        (0.62)         --         (0.62)         --
12/31/2001(d)       11.52      0.73            0.10          0.83        (0.76)         --         (0.76)         --
12/31/2000          11.51      0.78            0.03          0.81        (0.80)         --         (0.80)         --
12/31/1999          12.36      0.81           (0.86)        (0.05)       (0.79)      (0.01)        (0.80)         --
Class B
9/30/2004           11.62      0.38(c)         0.14          0.52        (0.44)         --         (0.44)       0.00(f)
9/30/2003(e)        11.28      0.30(c)         0.34          0.64        (0.30)         --         (0.30)         --
12/31/2002          11.59      0.55(c)        (0.32)         0.23        (0.54)         --         (0.54)         --
12/31/2001(d)       11.51      0.64            0.10          0.74        (0.66)         --         (0.66)         --
12/31/2000          11.51      0.70            0.02          0.72        (0.72)         --         (0.72)         --
12/31/1999          12.36      0.72           (0.86)        (0.14)       (0.70)      (0.01)        (0.71)         --
Class C
9/30/2004           11.63      0.38(c)         0.14          0.52        (0.44)         --         (0.44)       0.00(f)
9/30/2003(e)        11.29      0.30(c)         0.34          0.64        (0.30)         --         (0.30)         --
12/31/2002          11.60      0.55(c)        (0.32)         0.23        (0.54)         --         (0.54)         --
12/31/2001(d)       11.52      0.65            0.09          0.74        (0.66)         --         (0.66)         --
12/31/2000          11.52      0.70            0.02          0.72        (0.72)         --         (0.72)         --
12/31/1999          12.37      0.72           (0.86)        (0.14)       (0.70)      (0.01)        (0.71)         --

LOOMIS SAYLES GOVERNMENT SECURITIES FUND
Class A
9/30/2004          $12.09     $0.37(c)       $(0.05)       $ 0.32       $(0.44)     $   --        $(0.44)         --
9/30/2003(e)        12.12      0.26(c)         0.06          0.32        (0.35)         --         (0.35)         --
12/31/2002          11.18      0.45(c)         1.01          1.46        (0.52)         --         (0.52)         --
12/31/2001(d)       11.18      0.50            0.05          0.55        (0.55)         --         (0.55)         --
12/31/2000          10.47      0.62            0.69          1.31        (0.60)         --         (0.60)         --
12/31/1999          11.90      0.67           (1.42)        (0.75)       (0.68)         --         (0.68)         --
Class B
9/30/2004           12.10      0.28(c)        (0.06)         0.22        (0.35)         --         (0.35)         --
9/30/2003(e)        12.12      0.20(c)         0.07          0.27        (0.29)         --         (0.29)         --
12/31/2002          11.17      0.36(c)         1.02          1.38        (0.43)         --         (0.43)         --
12/31/2001(d)       11.18      0.42            0.03          0.45        (0.46)         --         (0.46)         --
12/31/2000          10.47      0.54            0.69          1.23        (0.52)         --         (0.52)         --
12/31/1999          11.90      0.59           (1.42)        (0.83)       (0.60)         --         (0.60)         --

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For the Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
52

                                         Ratios to average net assets:
                                       ----------------------------------

       Net asset           Net assets,
         value,   Total      end of              Net investment Portfolio
         end of   return   the period  Expenses      income     turnover
       the period (%)(a)      (000)     (%)(b)       (%)(b)     rate (%)
       ---------- ------   ----------- --------  -------------- ---------

         $11.69     5.3(g)  $120,009     1.19(h)      4.05          69
          11.63     6.4      133,887     1.28         4.31          61
          11.28     2.8      147,647     1.18         5.65          65
          11.59     7.2      173,836     1.09         6.26          84
          11.52     7.4      174,969     1.04         7.03          83
          11.51    (0.3)     213,769     0.97         6.87          63
          11.70     4.6(g)   148,556     1.94(h)      3.29          69
          11.62     5.8      161,317     2.03         3.55          61
          11.28     2.1      141,188     1.93         4.90          65
          11.59     6.5      127,520     1.84         5.49          84
          11.51     6.5      100,353     1.79         6.28          83
          11.51    (1.1)      89,213     1.72         6.12          63
          11.71     4.6(g)     6,162     1.94(h)      3.30          69
          11.63     5.8        7,612     2.03         3.55          61
          11.29     2.1        9,024     1.93         4.90          65
          11.60     6.5       11,470     1.84         5.52          84
          11.52     6.5       12,541     1.79         6.28          83
          11.52    (1.1)      14,872     1.72         6.12          63

         $11.97     2.8     $ 54,704     1.31         3.11         107
          12.09     2.7       68,882     1.33         3.03          41
          12.12    13.4       76,338     1.25         3.90          52
          11.18     4.9       70,551     1.39         4.46         317
          11.18    12.9       70,909     1.41         5.69         622
          10.47    (6.4)      84,904     1.36         6.00         313
          11.97     1.9       10,689     2.06         2.36         107
          12.10     2.2       15,101     2.08         2.29          41
          12.12    12.6       16,878     2.00         3.15          52
          11.17     4.1       13,249     2.14         3.71         317
          11.18    12.1       10,343     2.16         4.94         622
          10.47    (7.1)       9,430     2.11         5.25         313

(e)For the nine months ended September 30, 2003.
(f)Amount rounds to less than $0.01.
(g)Had certain expenses not been reduced during the period, total returns would have been lower.
(h)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

--------------------------------------------------------------------------------
                                                                             53

                                    [GRAPHIC]



Financial Performance

                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                               Distribution
              beginning     Net       and unrealized   Total from  Dividends from   from net
                  of     investment   gain (loss) on   investment  net investment   realized        Total     Redemption
              the period   income      investments     operations      income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES HIGH INCOME FUND*
Class A
9/30/2004       $4.65      $0.33(c)       $ 0.17         $ 0.50        $(0.33)         $--         $(0.33)      $0.00(f)
9/30/2003(e)     4.12       0.25(c)         0.53           0.78         (0.25)          --          (0.25)         --
12/31/2002       4.94       0.39(c)        (0.82)         (0.43)        (0.39)          --          (0.39)         --
12/31/2001(d)    6.21       0.66           (1.25)         (0.59)        (0.68)          --          (0.68)         --
12/31/2000       8.30       0.86           (2.11)         (1.25)        (0.84)          --          (0.84)         --
12/31/1999       8.86       0.89           (0.54)          0.35         (0.91)          --          (0.91)         --
Class B
9/30/2004        4.65       0.30(c)         0.18           0.48         (0.30)          --          (0.30)       0.00(f)
9/30/2003(e)     4.12       0.23(c)         0.53           0.76         (0.23)          --          (0.23)         --
12/31/2002       4.95       0.36(c)        (0.83)         (0.47)        (0.36)          --          (0.36)         --
12/31/2001(d)    6.22       0.62           (1.26)         (0.64)        (0.63)          --          (0.63)         --
12/31/2000       8.30       0.81           (2.11)         (1.30)        (0.78)          --          (0.78)         --
12/31/1999       8.85       0.82           (0.53)          0.29         (0.84)          --          (0.84)         --
Class C
9/30/2004        4.65       0.30(c)         0.18           0.48         (0.30)          --          (0.30)       0.00(f)
9/30/2003(e)     4.12       0.23(c)         0.53           0.76         (0.23)          --          (0.23)         --
12/31/2002       4.94       0.36(c)        (0.82)         (0.46)        (0.36)          --          (0.36)         --
12/31/2001(d)    6.22       0.61           (1.26)         (0.65)        (0.63)          --          (0.63)         --
12/31/2000       8.30       0.81           (2.11)         (1.30)        (0.78)          --          (0.78)         --
12/31/1999       8.85       0.82           (0.53)          0.29         (0.84)          --          (0.84)         --

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for the High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.


--------------------------------------------------------------------------------
54

                                      Ratios to average net assets:
                                      -----------------------------

        Net asset         Net assets,
          value,   Total    end of                Net investment    Portfolio
          end of   return the period  Expenses        income        turnover
        the period (%)(a)    (000)     (%)(b)         (%)(b)        rate (%)
        ---------- ------ ----------- --------    --------------    ---------

          $4.82     11.1    $24,641     1.65           6.97             51
           4.65     19.5     23,809     1.71           7.62             41
           4.12     (8.9)    22,454     1.58           8.85            114
           4.94    (10.7)    33,471     1.47          11.31             65
           6.21    (16.1)    46,960     1.36          11.47             60
           8.30      4.0     74,589     1.28          10.22             89
           4.83     10.5     17,967     2.40           6.22             51
           4.65     18.8     23,405     2.46           6.89             41
           4.12     (9.7)    23,031     2.33           8.10            114
           4.95    (11.3)    34,713     2.22          10.56             65
           6.22    (16.6)    47,793     2.11          10.72             60
           8.30      3.3     70,218     2.03           9.47             89
           4.83     10.5      2,608     2.40           6.22             51
           4.65     18.8      2,858     2.46           6.89             41
           4.12     (9.5)     2,605     2.33           8.10            114
           4.94    (11.5)     4,153     2.22          10.54             65
           6.22    (16.6)     5,369     2.11          10.72             60
           8.30      3.3      9,138     2.03           9.47             89

--------------------------------------------------------------------------------
                                                                             55

                                    [GRAPHIC]



Financial Performance

                                         Income (loss) from investment operations:            Less distributions:
                                         ----------------------------------------  -----------------------------------------

                        Net asset
                         value,                        Net realized                  Dividends    Distributions
                        Beginning           Net       and unrealized   Total from       From        from net
                         of the          investment   gain (loss) on   investment  net investment   realized        Total
                         period            income      investments     operations      income     capital gains distributions
                        ---------        ----------   --------------   ----------  -------------- ------------- -------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
CLASS A
9/30/2004                $11.54            $0.52(d)       $ 0.45         $ 0.97        $(0.60)       $(0.07)       $(0.67)
9/30/2003                 10.23             0.58(d)         1.46           2.04         (0.59)        (0.14)        (0.73)
9/30/2002(f)(h)           10.18             0.39(d)         0.04           0.43         (0.38)           --         (0.38)
12/18/2000(i)              9.91             0.13(d)         0.24           0.37         (0.14)           --         (0.14)
9/30/2000                  9.95             0.71(d)        (0.05)          0.66         (0.70)           --         (0.70)
9/30/1999                 10.27             0.64           (0.03)          0.61         (0.67)        (0.26)        (0.93)
9/30/1998(j)              10.59             0.48           (0.49)         (0.01)        (0.31)           --         (0.31)
Class B
9/30/2004                 11.53             0.43(d)         0.45           0.88         (0.52)        (0.07)        (0.59)
9/30/2003(g)              11.21             0.02(d)         0.30           0.32            --            --            --
Class C
9/30/2004                 11.53             0.43(d)         0.45           0.88         (0.53)        (0.07)        (0.60)
9/30/2003(g)              11.21             0.02(d)         0.30           0.32            --            --            --


(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(f)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A net investment income and net realized and unrealized gain
   (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A decreased from 5.88% to 5.85%, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(g)From commencement of Class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of Class operations on January 31, 2002 through September 30, 2002.
(i)For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j)For the nine months ended September 30, 1998.
(k)A sales charge for Class A and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

--------------------------------------------------------------------------------
56

                                    Ratios to average net assets:
                                  ---------------------------------


  Net asset           Net assets,
    value,   Total      end of       Net     Gross   Net investment Portfolio
    end of   return   the period  expenses  expenses     Income     turnover
  the period (%)(a)      (000)    (%)(b)(c)  (%)(c)      (%)(c)     rate (%)
  ---------- ------   ----------- --------- -------- -------------- ---------

    $11.84     8.8(k)   $9,506      0.93       1.67       4.52         29
     11.54    20.6(e)    1,128      0.80       4.67       5.21         34
     10.23     4.3          11      0.80     191.59       5.85         39
     10.14     3.8       2,426      0.80       1.91       6.31          1
      9.91     6.9       2,250      0.80       3.01       7.16         23
      9.95     6.2       2,561      0.80       3.20       6.60         42
     10.27    (0.2)      1,743      0.80       5.25       6.43         48
     11.82     7.9(k)    1,797      1.70       2.42       3.77         29
     11.53    2.85(e)      160      1.70       7.81       5.83         34
     11.81     7.9(k)    9,191      1.70       2.42       3.74         29
     11.53    2.85(e)        3      1.70       7.81       4.35         34

--------------------------------------------------------------------------------
                                                                             57

                                    [GRAPHIC]



Financial Performance

                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized  Total from        from        from net
                  of     investment   gain (loss) on  Investments  net investment   realized        Total     Redemption
              the period   Income      investments    operations       Income     capital gains distributions    fee
              ---------- ----------   --------------  -----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class A
9/30/2004       $11.51     $0.30(c)       $(0.09)       $ 0.21         $(0.42)       $   --        $(0.42)       $--
9/30/2003(e)     11.73      0.21(c)        (0.07)         0.14          (0.36)           --         (0.36)        --
12/31/2002       11.36      0.42(c)         0.49          0.91          (0.54)           --         (0.54)        --
12/31/2001(d)    11.16      0.51            0.25          0.76          (0.56)           --         (0.56)        --
12/31/2000       10.97      0.69            0.20          0.89          (0.70)           --         (0.70)        --
12/31/1999       11.70      0.66           (0.74)        (0.08)         (0.65)           --         (0.65)        --
Class B
9/30/2004       $11.49     $0.22(c)       $(0.09)       $ 0.13         $(0.34)       $   --        $(0.34)       $--
9/30/2003(g)     11.71      0.15(c)        (0.06)         0.09          (0.31)           --         (0.31)        --
12/31/2002       11.34      0.35(c)         0.48          0.83          (0.46)           --         (0.46)        --
12/31/2001(d)    11.14      0.44            0.24          0.68          (0.48)           --         (0.48)        --
12/31/2000       10.95      0.62            0.20          0.82          (0.63)           --         (0.63)        --
12/31/1999       11.69      0.59           (0.75)        (0.16)         (0.58)           --         (0.58)        --
Class C
9/30/2004        11.50      0.22(c)        (0.08)         0.14          (0.34)           --         (0.34)        --
9/30/2003(g)     11.72      0.15(c)        (0.06)         0.09          (0.31)           --         (0.31)        --
12/31/2002       11.35      0.35(c)         0.48          0.83          (0.46)           --         (0.46)        --
12/31/2001(d)    11.15      0.44            0.24          0.68          (0.48)           --         (0.48)        --
12/31/2000       10.96      0.62            0.20          0.82          (0.63)           --         (0.63)        --
12/31/1999       11.70      0.59           (0.75)        (0.16)         (0.58)           --         (0.58)        --

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
Class A
9/30/2004       $16.41     $0.61          $ 0.17        $ 0.78         $(0.61)       $   --        $(0.61)       $--
9/30/2003(g)     16.40      0.49            0.01          0.50          (0.49)           --         (0.49)        --
12/31/2002       15.82      0.67            0.59          1.26          (0.68)           --         (0.68)        --
12/31/2001(d)    16.06      0.75           (0.24)         0.51          (0.75)           --         (0.75)        --
12/31/2000       15.48      0.82            0.57          1.39          (0.81)           --         (0.81)        --
12/31/1999       17.02      0.82           (1.50)        (0.68)         (0.83)        (0.03)        (0.86)        --
Class B
9/30/2004        16.37      0.49            0.18          0.67          (0.50)           --         (0.50)        --
9/30/2003(g)     16.36      0.41            0.01          0.42          (0.41)           --         (0.41)        --
12/31/2002       15.78      0.57            0.58          1.15          (0.57)           --         (0.57)        --
12/31/2001(d)    16.03      0.64           (0.24)         0.40          (0.65)           --         (0.65)        --
12/31/2000       15.45      0.71            0.58          1.29          (0.71)           --         (0.71)        --
12/31/1999       16.98      0.71           (1.49)        (0.78)         (0.72)        (0.03)        (0.75)        --

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Limited Term Government and Agency Fund, was to decrease net investment income per share by $.04 for Class B and C to decrease the ratio of net investment income to average net assets from 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. For Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
58

                                       Ratios to average net assets:
                                       ----------------------------

      Net asset            Net assets,
        value,    Total      end of                 Net investment   Portfolio
        end of    return   the period  Expenses         income       turnover
      the period  (%)(a)      (000)     (%)(b)          (%)(b)       rate (%)
      ---------- ------    ----------- --------     --------------   ---------

        $11.30     1.9      $106,701     1.32            2.60            80
         11.51     1.2       117,225     1.37            2.41            53
         11.73     8.2       106,013     1.35            3.66            88
         11.36     6.9       109,189     1.42            4.52           275
         11.16     8.3       118,833     1.40            6.18           384
         10.97    (0.7)      149,756     1.33            5.91           400
        $11.28     1.2      $ 10,107     2.00            1.95            80
         11.49     0.7        14,637     2.02            1.77            53
         11.71     7.5        16,263     2.00            3.01            88
         11.34     6.2        14,317     2.07            3.85           275
         11.14     7.7        11,884     2.05            5.53           384
         10.95    (1.4)       14,601     1.98            5.26           400
         11.30     1.3         6,949     2.00            1.94            80
         11.50     0.7         8,704     2.02            1.77            53
         11.72     7.5         8,079     2.00            3.01            88
         11.35     6.2         5,851     2.07            3.89           275
         11.15     7.7         6,617     2.05            5.53           384
         10.96    (1.4)        9,054     1.98            5.26           400

        $16.58     4.9      $ 81,427     1.33            3.74            21
         16.41     3.1        86,368     1.38            3.99             9
         16.40     8.1        92,053     1.34            4.19            33
         15.82     3.2(e)     89,376     1.35(f)         4.67            60
         16.06     9.3(e)     91,785     1.13(f)         5.24            68
         15.48    (4.1)(e)    97,270     1.00(f)         5.02            73
         16.54     4.2         4,435     2.00            3.08            21
         16.37     2.6         6,185     2.03            3.34             9
         16.36     7.4         6,742     1.99            3.54            33
         15.78     2.5(e)      8,313     2.00(f)         4.03            60
         16.03     8.6(e)      8,715     1.78(f)         4.59            68
         15.45    (4.7)(e)     8,874     1.65(f)         4.37            73

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)For the nine months ended September 30, 2003.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class B and Class C shares, which were reorganized into Class B and Class C shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
                                                                             59

                                    [GRAPHIC]



Financial Performance

                                                Income (loss) from investment operations:
                                                ----------------------------------------

                                     Net asset
                                       value,                 Net realized
                                     beginning     Net       and unrealized   Total from
                                         of     investment   gain (loss) on   investment
                                     the period   income      investments     operations
                                     ---------- ----------   --------------   ----------

LOOMIS SAYLES MUNICIPAL INCOME FUND
Class A
9/30/2004                              $ 7.41     $0.29          $ 0.06         $ 0.35
9/30/2003(g)                             7.43      0.23           (0.02)          0.21
12/31/2002                               7.25      0.34            0.18           0.52
12/31/2001(d)                            7.39      0.36           (0.14)          0.22
12/31/2000                               7.17      0.40            0.21           0.61
12/31/1999                               7.76      0.39           (0.59)         (0.20)
Class B
9/30/2004                                7.41      0.24            0.07           0.31
9/30/2003(g)                             7.44      0.19           (0.03)          0.16
12/31/2002                               7.25      0.29            0.19           0.48
12/31/2001(d)                            7.39      0.31           (0.14)          0.17
12/31/2000                               7.17      0.35            0.21           0.56
12/31/1999                               7.76      0.33           (0.59)         (0.26)

LOOMIS SAYLES STRATEGIC INCOME FUND*
Class A
9/30/2004                              $12.57     $0.75(c)       $ 1.11         $ 1.86
9/30/2003(g)                            10.72      0.57(c)         1.93           2.50
12/31/2002                               9.88      0.75(c)         0.72           1.47
12/31/2001(d)                           10.80      0.91(c)        (0.92)         (0.01)
12/31/2000                              11.65      0.99(c)        (0.91)          0.08
12/31/1999                              11.37      1.03            0.31           1.34
Class B
9/30/2004                               12.59      0.65(c)         1.10           1.75
9/30/2003(g)                            10.71      0.51(c)         1.92           2.43
12/31/2002                               9.88      0.67(c)         0.73           1.40
12/31/2001(d)                           10.79      0.83(c)        (0.90)         (0.07)
12/31/2000                              11.65      0.90(c)        (0.91)         (0.01)
12/31/1999                              11.37      0.94            0.31           1.25

                                                Less distributions:
                                     -----------------------------------------


                                       Dividends    Distributions
                                          From        from net
                                     net investment   realized        Total     Redemption
                                         income     capital gains distributions    fee
                                     -------------- ------------- ------------- ----------

LOOMIS SAYLES MUNICIPAL INCOME FUND
Class A
9/30/2004                                $(0.29)       $   --        $(0.29)      $  --
9/30/2003(g)                              (0.23)           --         (0.23)         --
12/31/2002                                (0.34)           --         (0.34)         --
12/31/2001(d)                             (0.36)           --         (0.36)         --
12/31/2000                                (0.39)           --         (0.39)         --
12/31/1999                                (0.39)           --         (0.39)         --
Class B
9/30/2004                                 (0.24)           --         (0.24)         --
9/30/2003(g)                              (0.19)           --         (0.19)         --
12/31/2002                                (0.29)           --         (0.29)         --
12/31/2001(d)                             (0.31)           --         (0.31)         --
12/31/2000                                (0.34)           --         (0.34)         --
12/31/1999                                (0.33)           --         (0.33)         --

LOOMIS SAYLES STRATEGIC INCOME FUND*
Class A
9/30/2004                                $(0.86)       $   --        $(0.86)       0.00(h)
9/30/2003(g)                              (0.65)           --         (0.65)         --
12/31/2002                                (0.63)           --         (0.63)         --
12/31/2001(d)                             (0.91)           --         (0.91)         --
12/31/2000                                (0.93)           --         (0.93)         --
12/31/1999                                (1.02)        (0.04)        (1.06)         --
Class B
9/30/2004                                 (0.74)           --         (0.74)       0.00(h)
9/30/2003(g)                              (0.55)           --         (0.55)         --
12/31/2002                                (0.57)           --         (0.57)         --
12/31/2001(d)                             (0.84)           --         (0.84)         --
12/31/2000                                (0.85)           --         (0.85)         --
12/31/1999                                (0.93)        (0.04)        (0.97)         --

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, for Municipal Income Fund, was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to to 4.14% for Class B shares. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% and 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

--------------------------------------------------------------------------------
60

                                       Ratios to average net assets:
                                       ----------------------------

       Net asset           Net assets,
         value,   Total      end of                 Net investment   Portfolio
         end of   return   the period  Expenses         income       turnover
       the period (%)(a)      (000)     (%)(b)          (%)(b)       rate (%)
       ---------- ------   ----------- --------     --------------   ---------

         $ 7.47     4.9     $111,801     1.11            4.00            35
           7.41     2.9      126,906     1.10            4.14            42
           7.43     7.3      133,005     1.06            4.67            33
           7.25     3.0      137,852     1.07            4.89            80
           7.39     8.8      142,539     0.95            5.39           156
           7.17    (2.8)     152,829     0.93            5.13           137
           7.48     4.2        9,087     1.86            3.25            35
           7.41     2.2       10,884     1.85            3.39            42
           7.44     6.7       12,326     1.81            3.92            33
           7.25     2.2       14,549     1.82            4.14            80
           7.39     8.0       14,520     1.70            4.64           156
           7.17    (3.5)      15,644     1.68            4.38           137

         $13.57    15.2     $343,586     1.23            5.66            28
          12.57    23.7(e)   140,576     1.28(f)         6.49            27
          10.72    15.5       92,303     1.33            7.38            30
           9.88    (0.1)      94,156     1.31            8.77            10
          10.80     0.7      116,986     1.24            8.73            13
          11.65    12.2      124,869     1.21            9.09            19
          13.60    14.3      128,714     1.98            4.91            28
          12.59    23.0(e)   118,217     2.03(f)         5.73            27
          10.71    14.6       98,501     2.08            6.63            30
           9.88    (0.8)     102,159     2.06            8.02            10
          10.79    (0.2)     120,200     1.99            7.98            13
          11.65    11.3      127,723     1.96            8.34            19

(g)For the nine months ended September 30, 2003.
(h)Amount rounds to less than $0.01. * The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
                                                                             61

                                    [GRAPHIC]



Financial Performance

                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized   Total from       from          from
                  of     investment   gain (loss) on   investment  net investment net realized      Total     Redemption
              the period   Income      investments     operations      income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES STRATEGIC INCOME FUND* (CONTINUED)
Class C
9/30/2004       $12.58     $0.64(c)       $ 1.11         $ 1.75        $(0.73)       $   --        $(0.73)      $0.00(h)
9/30/2003(g)     10.70      0.50(c)         1.93           2.43         (0.55)           --         (0.55)         --
12/31/2002        9.87      0.67(c)         0.73           1.40         (0.57)           --         (0.57)         --
12/31/2001(d)    10.78      0.83(c)        (0.91)         (0.08)        (0.83)           --         (0.83)         --
12/31/2000       11.64      0.90(c)        (0.91)         (0.01)        (0.85)           --         (0.85)         --
12/31/1999       11.36      0.94            0.31           1.25         (0.93)        (0.04)        (0.97)         --

(a)A contingent deferred sales charge for Class C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the year ended December 31, 2001, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)For the nine months ended September 30, 2003.
(h)Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class C shares, which were reorganized into Class C shares of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
62

                                       Ratios to average net assets:
                                       ----------------------------

       Net asset           Net assets,
         value,   Total      end of                 Net investment   Portfolio
         end of   return   the period  Expenses         income       turnover
       the period (%)(a)      (000)     (%)(b)          (%)(b)        rate(%)
       ---------- ------   ----------- --------     --------------   ---------

         $13.60    14.3     $255,705     1.98            4.87           28
          12.58    23.0(e)    66,394     2.03(f)         5.73           27
          10.70    14.7       27,727     2.08            6.63           30
           9.87    (0.8)      28,925     2.06            8.02           10
          10.78    (0.2)      37,208     1.99            7.98           13
          11.64    11.3       40,265     1.96            8.34           19

--------------------------------------------------------------------------------
                                                                             63

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

--------------------------------------------------------------------------------
64

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             65

                                    [GRAPHIC]





If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
            Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors,
                                     L.P.,
Attn: Director of Compliance, 399 Boylston Street - 6th Floor, Boston, MA 02116
                          or call us at 800-225-5478.

                  (Investment Company Act File No. 811-4323)
                   (Investment Company Act File No. 811-242)
                  (Investment Company Act File No. 811-6241)
--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/ (2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

   /(1)/ For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., IXIS Asset
 Management Services Company, and their advisory affiliates which include IXIS Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of their successors.
/(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XB51-0205

                          [LOGO] CDC NVEST FUNDS/SM/




WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 20

More About Risk.......... Page 22

Management Team.......... Page 24

Fund Services............ Page 26

Financial Performance.... Page 36

  CDC Nvest Income Funds -- Class Y

[LOGO] LOOMIS SAYLES & Company L.P.
Loomis Sayles Core Plus Bond Fund

Loomis Sayles Government Securities Fund*

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

* The Loomis Sayles Government Securities Fund is closed to new investors.
                                                                     Prospectus
                                                               February 1, 2005


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579 Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund....................  2
Loomis Sayles Government Securities Fund.............  5
Loomis Sayles High Income Fund.......................  8
Loomis Sayles Investment Grade Bond Fund............. 11
Loomis Sayles Limited Term Government and Agency Fund 14
Loomis Sayles Strategic Income Fund.................. 17
Fund Fees & Expenses
Fund Fees & Expenses................................. 20
More About Risk
More About Risk...................................... 22
Management Team
Meet the Funds' Investment Adviser................... 24
Meet the Funds' Portfolio Managers................... 25
Fund Services
It's Easy to Open an Account......................... 26
Buying Shares........................................ 27
Selling Shares....................................... 28
Selling Shares in Writing............................ 29
Exchanging Shares.................................... 29
Restrictions on Buying, Selling and Exchanging Shares 29
How Fund Shares Are Priced........................... 32
Dividends and Distributions.......................... 33
Tax Consequences..................................... 33
Compensation to Securities Dealers................... 34
Financial Performance
Financial Performance................................ 36
Glossary of Terms
Glossary of Terms.................................... 46

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NERYX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds (rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds"), or if unrated, of comparable quality by Loomis Sayles.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
..  Fixed charge coverage
..  The relationship between cash flows and debt service obligations
..  The experience and perceived strength of management
..  Price responsiveness of the security to interest rate changes
..  Earnings prospects
..  Debt as a percentage of assets
..  Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities.
.. Invest in foreign securities, including those in emerging markets, and related currency hedging transactions.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

--------------------------------------------------------------------------------
2

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

                                 (total return)

 1995   1996    1997   1998    1999   2000   2001   2002   2003    2004       (up triangle) Highest Quarterly Return: Second
------  -----  ------  -----  ------  -----  -----  -----  -----  ------                    Quarter 1995, up 7.47%
20.70%  4.59%  11.40%  8.26%  -0.01%  7.60%  7.80%  3.45%  9.03%   5.35%      (down triangle) Lowest Quarterly Return: Second
                                                                                              Quarter 2004, down 2.76%

--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and Lehman U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                      5.35%       6.63%         7.69%
   Return After Taxes on Distributions*                            3.48%       4.21%         4.95%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.45%       4.16%         4.89%
Lehman Aggregate Bond Index**                                      4.34%       7.71%         7.72%
Lehman U.S. Credit Index**                                         5.24%       8.63%         8.41%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/95.

For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Government Securities Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class Y
               -------
               NEUYX

 Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will not invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed or guaranteed by the full faith and credit of the U.S. government. Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:
..  Average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa"
   by Moody's Investors Service, Inc.
..  Average maturity of 10 years or more
In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities. The Fund may also:
.. Invest in zero-coupon bonds.
.. Invest in mortgage-related securities, including stripped securities and mortagage dollar rolls.
.. Invest in futures.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Agency securities: Subject to security risk. Agencies of the U.S. government which are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information
  (the "SAI") for details.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

--------------------------------------------------------------------------------
                                                                             5

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed- income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role is assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

                                  (total return)

 1995   1996    1997   1998    1999    2000   2001    2002   2003    2004   (up triangle) Highest Quarterly Return: Third
------  -----  ------  -----  ------  ------  -----  ------  -----  ------                Quarter 2002, up 8.12%
20.31%  1.12%  10.51%  9.31%  -6.28%  13.50%  5.32%  13.70%  1.64%  5.02%   (down triangle) Lowest Quarterly Return: Second
                                                                                            Quarter 2004, down 3.79%

--------------------------------------------------------------------------------
6

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Long Term Government Bond Index ("Lehman Long Term Gov't Bond Index"), an unmanaged index of U.S. Treasury and U.S. Government agency securities with a maturity of 10 years or more. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Funds shares. The Lehman Long Term Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                      5.02%        7.73%        7.17%
   Return After Taxes on Distributions*                            3.72%        5.83%        4.88%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.24%        5.46%        4.71%
Lehman Long Term Gov't Bond Index**                                7.94%       10.22%        9.67%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan and Kathleen C. Gaffney

Category: Corporate Income

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
..  Issuer debt and debt maturity schedules
..  Earnings prospects
..  Responsiveness to changes in interest rates
..  Experience and perceived strength of management
..  Borrowing requirements and liquidation value
..  Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in zero-coupon, pay-in-kind and Rule 144A securities.
.. Invest in derivative securities, including futures.
.. Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

--------------------------------------------------------------------------------
8

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed- income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for Class Y shares differ from the Class
A returns shown in the bar chart to the extent their respective expenses differ.

                                    [CHART]                                      (up triangle) Highest Quarterly
                                                                                               Return: Second
                                  (total return)/+/                                            Quarter 2003, up
                                                                                               9.95%
 1995    1996    1997    1998   1999     2000     2001    2002    2003    2004   (down triangle) Lowest
------  ------  ------  ------  -----  -------  -------  ------  ------  ------                  Quarterly
11.78%  14.88%  15.37%  -1.70%  4.00%  -16.09%  -10.65%  -8.86%  27.91%  10.35%                  Return: Fourth
                                                                                                 Quarter 2000,
                                                                                                 down 11.32%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             9

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods compare to those of the Lehman High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      5.39%       -1.63%        3.38%
   Return After Taxes on Distributions*                            2.93%       -5.00%       -0.33%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.41%       -3.45%        0.60%
Lehman High Yield Composite Index**                               11.13%        6.97%        8.13%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. Class A commenced operations 2/22/84.

For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               LSIIX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

--------------------------------------------------------------------------------
                                                                             11

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Foreign Shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

                    (total return)/+/

 1997   1998   1999    2000   2001    2002    2003    2004   (up triangle) Highest Quarterly Return: Second
------  -----  -----  ------  -----  ------  ------  ------                Quarter 2003, up 9.23%
14.29%  2.96%  3.65%  10.97%  5.65%  10.60%  19.33%   9.91%  (down triangle) Lowest Quarterly Return: Second
                                                                             Quarter 2004, down 3.90%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.

--------------------------------------------------------------------------------
12

The table below shows how average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Lehman Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (12/31/96)
Class Y - Return Before Taxes                                      9.91%       11.39%      9.77%
   Return After Taxes on Distributions*                            7.06%        8.67%      6.93%
   Return After Taxes on Distributions & Sales of Fund Shares*     6.65%        8.15%      6.64%
Lehman Brothers Government/Credit Index**                          4.19%        8.00%      7.08%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses of Class Y shares, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class Y
               -------
               NELYX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:
..  Average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   "Aaa" by Moody's Investors Service, Inc. ("Moody's")
..  Effective duration range of two to four years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.
.. It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).
.. Invest in zero-coupon bonds.
.. Invest in foreign bonds denominated in U.S. dollars.
.. Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest in futures.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Agency securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information (the "SAI") for details.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives

--------------------------------------------------------------------------------
14
  for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.
Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role is assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]

                            (total return)/+/

 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004   (up triangle) Highest Quarterly Return: Third
------  -----  -----  -----  ------  -----  -----  -----  -----  ------                Quarter 1998, up 4.80%
13.35%  2.73%  7.53%  6.91%  -0.32%  8.82%  7.41%  8.62%  1.83%   2.13%  (down triangle) Lowest Quarterly Return: Second
                                                                                         Quarter 2004, down 1.71%

+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             15

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods compare to those of the Lehman Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.+ They are also compared to those of the Lehman 1-5 Year Government Bond Index ("Lehman 1-5 Gov't Bond Index"), an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index and Lehman 1-5 Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2004)                      Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                     2.13%       5.72%         5.83%
   Return After Taxes on Distribution*                            0.88%       3.73%         3.45%
   Return After Taxes on Distribution & Sales of Fund Shares*     1.38%       3.66%         3.48%
Lehman Int. Gov't Bond Index**                                    2.33%       6.57%         6.75%
Lehman 1-5 Gov't Bond Index**++                                   1.54%       5.78%         6.26%

+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.
++ The Lehman 1-5 Gov't Bond Index replaces the Lehman Int. Gov't Bond Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of securities in which the Fund invests.

For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
16

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NEZYX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  Discounted share price compared to economic value
..  Undervalued credit ratings with strong or improving credit profiles
..  Yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds at a discount-bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in zero-coupon or pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall

--------------------------------------------------------------------------------
                                                                             17
  and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]

            (total return)/+/
                                            (up triangle) Highest Quarterly Return: Second
 2000  2001    2002    2003    2004                       Quarter 2003, up 12.55%
-----  -----  ------  ------  ------        (down triangle) Lowest Quarterly Return: Second
1.04%  0.33%  15.85%  35.19%  13.23%                        Quarter 2004, down 3.88%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
18

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten- year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indecies . You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns+                                                             Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years  (12/1/99)
Class Y - Return Before Taxes                                     13.22%       12.45%      12.81%
   Return After Taxes on Distributions*                           10.82%        9.26%       9.60%
   Return After Taxes on Distributions & Sales of Fund Shares*     8.54%        8.64%       8.95%
Lehman Brothers Aggregate Bond Index**                             4.34%        7.71%       6.94%
Lehman Brothers Universal Bond Index**                             4.97%        7.89%       7.11%

+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/99.

For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                All Funds
                                                                                 Class Y
Maximum sales charge (load) imposed on purchases                                  None
Maximum deferred sales charge (load)                                              None
Redemption fees (Loomis Sayles Strategic Income Fund, Loomis Sayles      2% of redemption proceeds on
   High Income Fund and Loomis Sayles Core Plus Bond Fund only)     shares held for 60 days or less+*
Redemption fees (all other Funds in the Prospectus)                               None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees".
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                            Core Plus Bond      Government Securities    High Income
                                               Fund/(1)/                Fund                Fund*
                                                Class Y                Class Y             Class Y
Management fees                                  0.42%                  0.55%               0.60%
Distribution and/or service (12b-1) fees         0.00%                  0.00%               0.00%
Other expenses+                                  0.56%                  1.12%               0.62%
Total annual fund operating expenses             0.98%                  1.67%               1.22%
Fee Waiver and/or Expense Reimbursement          0.08%                  0.00%               0.00%
Net Expenses                                     0.90%                  1.67%               1.22%
                                         Investment Grade Bond Limited Term Government Strategic Income
                                               Fund/(2)/           and Agency Fund        Fund/(3)/
                                                Class Y                Class Y             Class Y
Management fees                                  0.40%                  0.57%               0.64%
Distribution and/or service (12b-1) fees         0.00%                  0.00%               0.00%
Other expenses+                                  0.68%                  0.61%               0.39%
Total annual fund operating expenses             1.08%                  1.18%               1.00%
Fee Waiver and/or Expense Reimbursement          0.53%                  0.00%               0.00%
Net Expenses                                     0.55%                  1.18%               1.00%

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
* Class Y shares of the High Income Fund were not outstanding during 2004. Expenses for High Income Fund have been estimated.
(1) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.90% of the Fund's average daily net assets for Class Y. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses to 0.55% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

--------------------------------------------------------------------------------
20

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

            Core Plus Bond Fund     Government Securities Fund   High Income Fund
                  Class Y                    Class Y                  Class Y
1 year             $   92                     $  170                  $  124
3 years            $  287                     $  526                  $  387
5 years            $  498                     $  907                  $  670
10 years           $1,108                     $1,976                  $1,477
                                     Limited Term Government
         Investment Grade Bond Fund      and Agency Fund       Strategic Income Fund
                  Class Y                    Class Y                  Class Y
1 year             $   56                     $  120                  $  102
3 years            $  291                     $  375                  $  318
5 years            $  544                     $  649                  $  552
10 years           $1,269                     $1,432                  $1,225

* The example is based on the net expenses shown above for the Core Plus Bond Fund, Investment Grade Bond Fund, and Strategic Income Fund for the 1-year period illustrated in the Example and on the total annual fund operating expenses for the remaining years. The Example is based on the total annual fund operating expenses for all other Funds for all periods.

--------------------------------------------------------------------------------
                                                                             21

                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds except Government Securities) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Investment Grade Bond Fund for options and futures ) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give

--------------------------------------------------------------------------------
22

                                    [GRAPHIC]




More About Risk (continued)

rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
                                                                             23

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.8 billion as of December 31, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds, CDC Nvest Tax Free Income Funds, the Moderate Diversified Portfolio, the Equity Diversified Portfolio, Loomis Sayles Research Fund, Loomis Sayles Growth Fund and Loomis Sayles International Equity Fund, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust -- Money Market Series is the "Money Market Fund."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.*

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.38% for Loomis Sayles Core Plus Bond Fund (after waiver or reimbursement)/1/, 0.55% for Loomis Sayles Government Securities Fund/2/, 0.68% for Loomis Sayles High Income Fund, 0.39% for Loomis Sayles Investment Grade Bond Fund (after waiver or reimbursement), 0.57% for Loomis Sayles Limited Term Government and Agency Fund, and 0.54% for Loomis Sayles Strategic Income Fund (after waiver or reimbursement).

/1/ The advisory fee for the Loomis Sayles Core Plus Bond Fund consists of a fee of 0.208% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.208% payable to IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), as advisory administrator to the Fund.
/2/ The advisory fee for the Loomis Sayles Government Securities Fund consists of a fee of 0.275% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.275% payable to IXIS Asset Management Advisors, L.P., as advisory administrator to the Fund.

 Portfolio Trades


In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, each Fund may invest any of its daily cash balances in shares of investment companies that are advised by IXIS Advisors or its affiliates (including affiliated money market and short-term bond funds).

The Funds may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, each Fund may borrow for such purposes from each other under an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

--------------------------------------------------------------------------------
24

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of the High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has served as portfolio manager of the Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Investment Grade Bond Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 37 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 20 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

Steven Kaseta

Steven Kaseta has served as co-portfolio manager of the Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 22 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Core Plus Bond Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 22 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 20 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 13 years of investment experience.

--------------------------------------------------------------------------------
                                                                             25

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:
    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:
    . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Separate Accounts of New England Financial, MetLife or their affiliates. . Wrap Fee Programs of certain broker-dealers not being paid by the Fund,
      Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums.

3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

You will not receive certificates representing Class Y shares.

--------------------------------------------------------------------------------
26

                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 to request an
 [GRAPHIC]             your investment dealer or CDC Nvest            exchange.
                       Funds at 800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Opening an account by wire is not            . Instruct your bank to transfer funds to
                       available.                                     State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                            #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call CDC Nvest Funds at 800-225-5478 to
                       through ACH, you may add this feature by       add shares to your account through ACH.
 [GRAPHIC]             selecting it on your account application.    . If you have not signed up for the ACH
                     . Ask your bank or credit union whether it is    system, please call CDC Nvest Funds for a
                       a member of the ACH system.                    Service Options Form. A signature
                                                                      guarantee may be required to add this
                                                                      privilege.

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                                                                             27

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above)
                       that you wish to have your proceeds wired to your bank.
 [GRAPHIC]           . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                     . Call CDC Nvest Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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28

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing


If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Fund that offers Class Y shares, for Institutional Class shares of any Fund that offers Institutional Class shares or for Class A shares of the Money Market Fund. Certain Funds that offer Institutional Class shares may be subject to redemption fees. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund's shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserves the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a

--------------------------------------------------------------------------------
                                                                             29

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund . For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions

Each Fund are required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.


 Redemption Fees

For Class Y shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted

--------------------------------------------------------------------------------
30
from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

--------------------------------------------------------------------------------
                                                                             31

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------
32

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Funds expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

--------------------------------------------------------------------------------
                                                                             33

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The provision will first apply to the Fund in its taxable year beginning October 1, 2005.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

--------------------------------------------------------------------------------
34

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.
         For a share outstanding throughout each period

                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized   Total from       from        from net
                  of     investment   gain (loss) on   investment  net investment   realized        Total     Redemption
              the period   Income      investments     operations      Income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES CORE PLUS BOND FUND
Class Y
9/30/2004       $11.69     $0.50(c)       $ 0.13         $ 0.63        $(0.58)       $   --        $(0.58)      $0.00(g)
9/30/2003(f)     11.33      0.41(c)         0.35           0.76         (0.40)           --         (0.40)         --
12/31/2002       11.63      0.69(c)        (0.32)          0.37         (0.67)           --         (0.67)         --
12/31/2001(d)    11.54      0.79            0.10           0.89         (0.80)           --         (0.80)         --
12/31/2000       11.54      0.83            0.01           0.84         (0.84)           --         (0.84)         --
12/31/1999       12.38      0.85           (0.86)         (0.01)        (0.82)        (0.01)        (0.83)         --




(a)Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
36


                                        Ratios to average net assets:
                                        ----------------------------

       Net asset            Net assets,
         value,    Total      end of                      Net         Portfolio
         end of    return   the period  Expenses      investment      turnover
       the period  (%)(a)      (000)     (%)(b)      income (%)(b)    rate (%)
       ---------- ------    ----------- --------     -------------    ---------

         $11.74     5.5(h)    $10,941     0.94(i)        4.30            69
          11.69     6.9        17,889     0.73           4.85            61
          11.33     3.5        18,346     0.67           6.15            65
          11.63     7.8        17,351     0.67           6.68            84
          11.54     7.6        14,013     0.67           7.40            83
          11.54    (0.0)(e)    10,320     0.72           7.12            63



(e)Amount is less than one tenth of one percent.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total returns would have been lower.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

--------------------------------------------------------------------------------
                                                                             37

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                Value                  Net realized                  Dividends    Distribution
              beginning     Net       and unrealized  Total from        from        from net
                  of     investment   gain (loss) on  investments  net investment   realized        Total     Redemption
              the period   income       investment    operations       income     capital gains distributions    fee
              ---------- ----------   --------------  -----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES GOVERNMENT SECURITIES FUND
Class Y
9/30/2004       $12.07     $0.35(c)       $(0.06)       $ 0.29         $(0.42)         $--         $(0.42)       $--
9/30/2003(e)     12.11      0.31(c)         0.04          0.35          (0.39)          --          (0.39)        --
12/31/2002       11.17      0.49(c)         1.00          1.49          (0.55)          --          (0.55)        --
12/31/2001(d)    11.17      0.55            0.04          0.59          (0.59)          --          (0.59)        --
12/31/2000       10.44      0.65            0.71          1.36          (0.63)          --          (0.63)        --
12/31/1999       11.88      0.70           (1.43)        (0.73)         (0.71)          --          (0.71)        --


(a)Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for the Government Securities Fund, was to decrease net investment income per share by $.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85% for Class Y.

--------------------------------------------------------------------------------
38

                                      Ratios to average net assets:
                                      -----------------------------

        Net asset         Net assets,
          value,   Total    end of                Net investment    Portfolio
          end of   return the period  Expenses        income        turnover
        the period (%)(a)    (000)     (%)(b)         (%)(b)        rate (%)
        ---------- ------ ----------- --------    --------------    ---------

          $11.94     2.5    $2,258      1.47           2.94            107
           12.07     2.9     2,936      0.96           3.40             41
           12.11    13.7     6,822      0.87           4.28             52
           11.17     5.3     4,821      1.00           4.85            317
           11.17    13.5     4,593      1.01           6.09            622
           10.44    (6.3)    2,754      1.11           6.25            313


(e)For the nine months ended September 30, 2003.

--------------------------------------------------------------------------------
                                                                             39

                                    [GRAPHIC]



Financial Performance


                            Income (loss) from investment operations:            Less distributions:
                            ----------------------------------------- -----------------------------------------

                Net asset
                  value,                  Net realized                  Dividends    Distributions
                beginning      Net       and unrealized   Total from       From        from net
                    of      investment   gain (loss) on   investment  net investment   realized        Total
                the period    income      investments     operations      income     capital gains distributions
                ----------  ----------   --------------   ----------  -------------- ------------- -------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Class Y
9/30/2004         $11.54      $0.57(d)       $ 0.45         $1.02         $(0.64)       $(0.07)       $(0.71)
9/30/2003          10.23       0.61(d)         1.46          2.07          (0.62)        (0.14)        (0.76)
9/30/2002(e)       10.09       0.62(d)         0.09          0.71          (0.55)        (0.02)        (0.57)
9/30/2001           9.92       0.65(d)         0.18          0.83          (0.66)           --         (0.66)
9/30/2000           9.96       0.73(d)        (0.05)         0.68          (0.72)           --         (0.72)



(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class Y net investment income and net realized and unrealized gain
   (loss) was less than $0.01. The ratio of net investment income to average net assets for Class Y decreased from 6.10% to 6.08%, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
40

                                   Ratios to average net assets:
                                 ---------------------------------

   Net asset         Net assets,
     value,   Total    end of       Net     Gross   Net investment Portfolio
     end of   return the period  expenses  expenses     Income     turnover
   the period (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)     rate (%)
   ---------- ------ ----------- --------- -------- -------------- ---------

     $11.85     9.2    $12,543     0.55      1.08        4.92         29
      11.54    20.9     10,230     0.55      1.34        5.58         34
      10.23     7.2      7,874     0.55      1.13        6.08         39
      10.09     8.6      8,549     0.55      1.36        6.43         15
       9.92     7.2      2,905     0.55      3.23        7.35         23

--------------------------------------------------------------------------------
                                                                             41

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized   Total from       from        from net
                  of     investment   gain (loss) on   investment  net investment   realized        Total     Redemption
              the period   income      investments     operations      income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class Y
9/30/2004       $11.55     $0.32(c)       $(0.09)        $ 0.23        $(0.44)         $--         $(0.44)       $--
9/30/2003(e)     11.78      0.25(c)        (0.08)          0.17         (0.40)          --          (0.40)        --
12/31/2002       11.41      0.48(c)         0.48           0.96         (0.59)          --          (0.59)        --
12/31/2001(d)    11.20      0.56            0.26           0.82         (0.61)          --          (0.61)        --
12/31/2000       11.00      0.75            0.19           0.94         (0.74)          --          (0.74)        --
12/31/1999       11.73      0.70           (0.74)         (0.04)        (0.69)          --          (0.69)        --



(a)Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Limited Term Government and Agency Fund, was to decrease net investment income per share by $.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
42

                                        Ratios to average net assets:
                                        -----------------------------

          Net asset         Net assets,                  Net
            value,   Total    end of                  investment      Portfolio
            end of   return the period  Expenses        income        turnover
          the period (%)(a)    (000)     (%)(b)         (%)(b)        rate (%)
          ---------- ------ ----------- --------      ----------      ---------

            $11.34     2.1    $4,233      1.13           2.82             80
             11.55     1.5     6,886      0.93           2.87             53
             11.78     8.6     8,529      0.88           4.14             88
             11.41     7.4     3,441      0.95           4.98            275
             11.20     8.8     3,254      0.95           6.63            384
             11.00    (0.3)    7,086      0.98           6.26            400



(e)For the nine months ended September 30, 2003.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class Y shares, which were reorganized into Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
                                                                             43

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:             Less distributions:
                         ----------------------------------------- ------------------------------------------

              Net asset
                value,                 Net realized                   Dividends    Distributions
              beginning     Net       and unrealized   Total from       from           from
                  of     investment   gain (loss) on   investment  net investments   realized        Total     Redemption
              the period   income       investment     operations      income      capital gains distributions    fee
              ---------- ----------   --------------   ----------  --------------- ------------- ------------- ----------

LOOMIS SAYLES STRATEGIC INCOME FUND*
Class Y
9/30/2004       $12.58     $0.78(c)       $ 1.11         $1.89         $(0.90)          $--         $(0.90)      $0.00(j)
9/30/2003(i)     10.74      0.60(c)         1.93          2.53          (0.69)           --          (0.69)         --
12/31/2002        9.90      0.80(c)         0.71          1.51          (0.67)           --          (0.67)         --
12/31/2001(d)    10.81      0.94(c)        (0.92)         0.02          (0.93)           --          (0.93)         --
12/31/2000       11.65      0.96(c)        (0.84)         0.12          (0.96)           --          (0.96)         --
12/31/1999(h)    11.45      0.86           (0.56)         0.30          (0.10)           --          (0.10)         --


(a)Periods of less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the year ended December 31, 2001, there was no effect on net investment income per share. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)Amount is less than $500.
(h)For the period December 1, 1999 (inception) through December 31, 1999.
(i)For the nine months ended September 30, 2003.
(j)Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class Y shares, which were reorganized into Class Y shares of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
44

                                         Ratios to average net assets:
                                         ----------------------------

        Net asset           Net assets,                    Net
          value,   Total      end of                    investment     Portfolio
          end of   return   the period   Expenses         income       turnover
        the period (%)(a)      (000)      (%)(b)          (%)(b)        rate(%)
        ---------- ------   -----------  --------       ----------     ---------

          $13.57    15.5(e)   $10,833      1.00(f)         5.93           28
           12.58    24.0(e)     2,193      0.97(f)         6.83           27
           10.74    15.9        1,039      0.94            7.77           30
            9.90     0.3          445      0.93            9.10           10
           10.81     1.0          335      0.90            9.07           13
           11.65     2.7           --(g)   0.96            9.34           19

--------------------------------------------------------------------------------
                                                                             45

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

--------------------------------------------------------------------------------
46

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             47

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
            Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston,
                     MA 02116 or call us at 800-225-5478.

                  (Investment Company Act File No. 811-4323)
                   (Investment Company Act File No. 811-242)
                  (Investment Company Act File No. 811-6241)
--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers(2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

   /(1)/ For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., IXIS Asset
 Management Services Company, and their advisory affiliates which include IXIS
   Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of
                               their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   YB51-0205

                          [LOGO] CDC NVEST FUNDS/SM/




WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 9

More About Risk.......... Page 11

Management Team.......... Page 12

Fund Services............ Page 15

Financial Performance.... Page 34

  CDC Nvest Equity Funds

[LOGO] HANSBERGER

[LOGO] LOOMIS SAYLES & Company L.P.

Hansberger Foreign Growth Fund
(formerly named CDC IXIS International Equity Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2005


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks
Hansberger Foreign Growth Fund........................ 2
Loomis Sayles Growth Fund............................. 5
Loomis Sayles Research Fund........................... 7
Fund Fees & Expenses
Fund Fees & Expenses.................................. 9
More About Risk
More About Risk...................................... 11
Management Team
Meet the Funds' Investment Advisers and Subadviser... 12
Meet the Funds' Portfolio Managers................... 14
Fund Services
Investing in the Funds............................... 15
How Sales Charges Are Calculated..................... 16
It's Easy to Open an Account......................... 19
Buying Shares........................................ 20
Selling Shares....................................... 21
Selling Shares in Writing............................ 22
Exchanging Shares.................................... 24
Restrictions on Buying, Selling and Exchanging Shares 24
How Fund Shares Are Priced........................... 27
Dividends and Distributions.......................... 29
Tax Consequences..................................... 29
Compensation to Securities Dealers................... 30
Additional Investor Services......................... 31
Financial Performance
Financial Performance................................ 32
Glossary of Terms
Glossary of Terms.................................... 34

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger Foreign Growth Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")
Managers:   Trevor Graham, Barry A. Lockhart,
               Patrick H. Tan, Thomas R.H. Tibbles

Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIERX   LSIBX   LSICX

 Investment Goal

The Fund seeks high long-term total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in foreign equity securities, which it defines as securities of companies organized or headquartered outside of the United States. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging markets.
In general, Hansberger seeks companies with the following characteristics, although not all of the companies will have these attributes: high secular growth; superior profitability; and medium to large capitalizations, although there are no limitations on the size of the companies in which the Fund may invest. In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

--------------------------------------------------------------------------------
2

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in late August 2004. Prior to that, the Fund had a sole adviser and no subadviser. This chart and table reflect results achieved by the previous adviser using a different investment process and a different investment goal and strategies. The Fund's performance may have been different under its current advisory arrangements and investment goal and strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                (total return)/+/                               (up triangle) Highest Quarterly
                                                                                              Return: Fourth Quarter 1999,
1995    1996    1997   1998    1999    2000     2001     2002     2003    2004                up 65.48%
-----  ------  ------  -----  ------  -------  -------  -------  ------  ------ (down triangle) Lowest Quarterly
8.63%  18.41%  -1.27%  8.98%  89.50%  -27.84%  -23.26%  -19.32%  38.59%  10.32%                 Return: Third Quarter 2002,
                                                                                                down 18.52%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares.

--------------------------------------------------------------------------------
                                                                             3

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley All Country World Ex-U.S. Index ("MSCI ACWI ex-U.S. Index") and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI ACWI ex-U.S. Index is an unmanaged index of the performance of companies representing developed and emerging stock markets excluding the United States. The MSCI EAFE Index is an unmanaged index of the performance of companies representing developed stock markets excluding the U.S. and Canada. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI ACWI ex-U.S. Index and MSCI EAFE Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      3.98%       -8.43%        5.38%
   Return After Taxes on Distributions*                            4.15%       -9.51%        3.79%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.86%       -7.55%        3.81%
Class B - Return Before Taxes                                      4.48%       -8.49%        5.06%
Class C - Return Before Taxes                                      8.57%       -8.18%        5.07%
MSCI ACWI ex-U.S. Index**++                                       21.36%        0.02%        6.02%
MSCI EAFE Index**++                                               20.70%       -0.80%        5.94%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Classes B and C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003. ++ The MSCI ACWI ex-U.S. Index replaces the MSCI EAFE Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LGRRX   LGRBX   LGRCX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             5

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                 (total return)/+/
                                                                                (up triangle) Highest Quarterly
 1995    1996    1997   1998    1999    2000    2001     2002     2003   2004                 Return: Fourth Quarter 1999,
------  ------  ------ ------  ------  ------- -------  -------  ------  -----                up 33.18%
30.82%  19.94%  24.21% 12.58%  42.18%  -16.22% -24.76%  -23.09%  32.17%  15.62% (down triangle) Lowest Quarterly
                                                                                                Return: Fourth Quarter 2000,
                                                                                                down 23.18%

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, a market value weighted, unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      8.99%       -6.94%        8.10%
   Return After Taxes on Distributions*                            8.99%       -9.58%        3.84%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.84%       -7.18%        4.89%
Class B - Returns Before Taxes                                     9.63%       -6.76%        7.96%
Class C - Returns Before Taxes                                    13.63%       -6.56%        7.96%
Russell 1000 Growth Index**                                        6.30%       -9.29%        9.59%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Classes B and C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
6

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LSRRX   LSCBX   LSCCX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the Standard & Poor's 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             7

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

        (total return)/+/
                                            (up triangle) Highest Quarterly Return: Second
 2001     2002     2003    2004                           Quarter 2003, up 14.75%
-------  -------  ------  ------            (down triangle) Lowest Quarterly Return: Third
-13.78%  -22.00%  27.62%  11.74%                            Quarter 2002, down 18.48%

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year and since inception periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index (the "S&P 500 Index"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                            Since Fund
Average Annual Total Returns+                                               Inception
(for the periods ended December 31, 2004)                       Past 1 Year (7/31/00)
Class A - Return Before Taxes                                      5.32%      -4.47%
   Return After Taxes on Distributions*                            5.31%      -4.54%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.47%      -3.79%
Class B - Returns Before Taxes                                     6.24%      -4.43%
Class C - Returns Before Taxes                                     9.82%      -4.07%
S&P 500 Index**                                                   10.88%      -2.16%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Classes B and C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
8

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                                Class A   Class B Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)          5.75%   None    None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption
   proceeds, as applicable)(2)                                                                        (3)  5.00%   1.00%
Redemption fees (Hansberger Foreign Growth Fund only)                                               2% of
                                                                                               redemption
                                                                                                proceeds+  None*   None*
Redemption fees (all other Funds in the Prospectus)                                                 None*  None*   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees." For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                       Hansberger Foreign         Loomis Sayles           Loomis Sayles
                                        Growth Fund/(1)/        Growth Fund/(2)/       Research Fund/(3)/
                                     Class A Class B Class C Class A Class B Class C Class A Class B Class C
Management fees                       0.75%   0.75%   0.75%   0.50%   0.50%   0.50%   0.50%   0.50%   0.50%
Distribution and/or service
 (12b-1) fees**                       0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses+                       1.51%   1.51%   1.51%   1.09%   1.09%   1.09%  39.09%  39.09%  39.09%
Total annual fund operating expenses  2.51%   3.26%   3.26%   1.84%   2.59%   2.59%  39.84%  40.59%  40.59%
Fee waiver and/or expense
 reimbursement                        1.11%   1.11%   1.11%   0.74%   0.74%   0.74%  38.59%  38.59%  38.59%
Net expenses                          1.40%   2.15%   2.15%   1.10%   1.85%   1.85%   1.25%   2.00%   2.00%

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.
(1) IXIS Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.40%, 2.15% and 2.15% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively through January 31, 2006, and to maintain the Fund's expense limit at no greater than 1.25%, 2.00% and 2.00% for Classes A, B and C, respectively, through January 31, 2007. This undertaking will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

--------------------------------------------------------------------------------
                                                                             9

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                                    [GRAPHIC]



Fund Fees & Expenses (continued)

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                   Hansberger Foreign                     Loomis Sayles
                       Growth Fund                         Growth Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  709  $  718 $  218 $  318 $  218 $  681  $  688 $  188 $  288 $  188
3 years    $1,212  $1,200 $  900 $  900 $  900 $  995  $  976 $  676 $  676 $  676
5 years    $1,740  $1,807 $1,607 $1,607 $1,607 $1,393  $1,453 $1,253 $1,253 $1,253
10 years** $3,178  $3,310 $3,310 $3,483 $3,483 $2,504  $2,638 $2,638 $2,822 $2,822

                      Loomis Sayles
                      Research Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  695  $  703 $  203 $  303 $  203
3 years    $6,008  $6,153 $5,853 $5,853 $5,853
5 years    $8,264  $8,398 $8,198 $8,198 $8,198
10 years** $9,733  $9,673 $9,673 $9,675 $9,675

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The examples for Hansberger Foreign Growth Fund and Loomis Sayles Research Fund are based on the net expenses for the 1-year period for each Fund and on the total annual fund operating expenses for the remaining years. The example for Loomis Sayles Growth Fund is based on the net expenses for the first two years at the expense limit currently in effect and those committed to be in effect through January 31, 2007 and on the total annual fund operating expenses for the remaining years.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
                                                                             11

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadviser

The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.4 billion as of September 30, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund"), which, along with the CDC Nvest Income and Tax Free Income Funds, CDC Nvest Equity Funds, CDC IXIS Moderate Diversified Portfolio and IXIS Equity Diversified Portfolio and CDC Nvest Star Funds (each a "CDC Nvest Fund") and CDC Nvest Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."

 Advisers

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to Hansberger Foreign Growth Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $167 billion in assets under management at September 30, 2004. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to Hansberger Foreign Growth Fund. It also provides general business management and administration to Hansberger Foreign Growth Fund. IXIS Advisors does not determine what investments will be purchased by the Hansberger Foreign Growth Fund. The subadviser listed below makes the investment decisions for the Fund.

The aggregate advisory and subadvisory fees paid by the Hansberger Foreign Growth Fund during the fiscal year ended September 30, 2004, as a percentage of the Fund's average daily net assets, were 0.48% for (after waiver or reimbursement). Prior to August 26, 2004, Loomis Sayles served as adviser to the Fund; the advisory fee rate of the Fund under the prior agreement with Loomis Sayles was the same as it is under the current agreement with IXIS Advisors.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to Loomis Sayles Growth Fund and Loomis Sayles Research Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58.4 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.45% for Loomis Sayles Growth Fund (after waiver or reimbursement) and 0.09% for Loomis Sayles Research Fund (after waiver or reimbursement).

 Subadviser

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger Foreign Growth Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $4.6 billion in assets as of September 30, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.

 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or Loomis Sayles. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

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12

Transactions with Other Investment Companies. Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

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                                                                             13

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Hansberger

Thomas R.H. Tibbles

Thomas R.H. Tibbles has co-managed the Hansberger Foreign Growth Fund since August 2004. He also serves as leader of the management team for the international growth segment of the Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director -- Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President -- Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Trevor Graham

Trevor Graham has co-managed the Hansberger Foreign Growth Fund since September 2004. Mr. Graham, Vice President -- Research of Hansberger, joined the firm in September 2004. Prior to joining Hansberger, Mr. Graham was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from University of Victoria. He holds the designation of Chartered Financial Analyst and has over 8 years of investment management experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of the Hansberger International Fund. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has seven years of investment-related experience.

Loomis Sayles

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Lauriann Kloppenburg

Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Executive Vice President, Director and Chief Investment Officer -- Equities, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 23 years of investment experience.

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14

                                    [GRAPHIC]



Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

.. Investors who were Retail Class shareholders of the Funds as of September 12, 2003 and who are not subject to applicable sales charges may purchase additional Class A shares of a CDC Nvest Fund without the imposition of a sales charge.

 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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                                                                             15

                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         5.75%           6.10%
$   50,000 - $ 99,999     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

* For purchases of Class A shares of the Fund of $1 million or more there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.cdcnvestfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other CDC Nvest Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.
The above-listed ways to reduce front-end sales chares may not apply to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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16

.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with $1 million or more in total plan assets or with at least 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.


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                                                                             17

                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated (continued)

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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18

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                               Minimum to Open an
                                                 Minimum to      Account Using       Minimum for
Type of Account                                Open an Account Investment Builder Existing Accounts
Any account other than those listed below          $2,500             $25               $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform
   Transfers to Minors Act ("UTMA")                $2,500             $25               $100
Individual Retirement Accounts ("IRAs")              $500             $25               $100
Coverdell Education Savings Accounts                 $500             $25               $100
Retirement plans with tax benefits such as
   corporate pension, profit sharing and
   Keogh plans                                       $250             $25               $100
Payroll Deduction Investment Programs for
   SARSEP*, SEP, SIMPLE IRA, 403(b)(7)
   and certain other retirement plans                 $25             N/A                $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.


 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1
                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                                                             19

                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the       . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC               investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and             Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.           "starter" checks will not be accepted.
                     . Mail the check with your completed             . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.              specifying the Fund name, your class of
                                                                        shares, your account number and the
                                                                        registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund       . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling         Funds at 800-225-5478 or visit
 [GRAPHIC]             your investment dealer or CDC Nvest              www.cdcnvestfunds.com to request an
                       Funds at 800-225-5478.                           exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Opening an account by wire is not              . Visit www.cdcnvestfunds.com to add
                       available.                                       shares to your account by wire. Instruct
 [GRAPHIC]                                                              your bank to transfer funds to State Street
                                                                        Bank & Trust Company, ABA
                                                                        #011000028, and DDA #99011538.
                                                                      . Specify the Fund name, your class of
                                                                        shares, your account number and the
                                                                        registered account name(s). Your bank
                                                                        may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account            . Call CDC Nvest Funds at 800-225-5478 or
                       through ACH, you may add this feature by         visit www.cdcnvestfunds.com to add
 [GRAPHIC]             selecting it on your account application.        shares to your account through ACH.
                     . Ask your bank or credit union whether it is    . If you have not signed up for the ACH
                       a member of the ACH system.                      system, please call CDC Nvest Funds or
                                                                        visit www.cdcnvestfunds.com for a Service
                                                                        Options Form. A signature guarantee may
                                                                        be required to add this privilege.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you          . Please call CDC Nvest Funds at 800-225-
                       would like to begin an automatic                 5478 or visit www.cdcnvestfunds.com for
 [GRAPHIC]             investment plan through Investment               a Service Options Form. A signature
                       Builder and the amount of the monthly            guarantee may be required to add this
                       investment ($25 minimum).                        privilege.
                     . Include a check marked "Void" or a             . See the section entitled "Additional
                       deposit slip from your bank account.             Investor Services."

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20

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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                                                                             21

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except CDC    . Medallion signature guarantee, if applicable (see above).
 Nvest Funds          . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*

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22

 Seller (Account
 Type)                Requirements for Written Requests
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators          Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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                                                                             23

                                    [GRAPHIC]



Fund Services
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

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24

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored.
It is recommended that certificates be sent by registered mail.
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Hansberger Foreign Growth Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.
The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.
The Fund currently does not impose a redemption fee on a redemption of:
    . shares acquired by reinvestment of dividends or distributions of the Fund; or
    . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or
    .  shares redeemed as part of a systematic withdrawal plan.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

--------------------------------------------------------------------------------
                                                                             25

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


The ability of the Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

 Small Account Policy

Each Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, a Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

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26

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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                                                                             27

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

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28

                                    [GRAPHIC]



Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Hansberger Foreign Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

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                                                                             29

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                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests." In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund. This provision will first apply to a Fund in its taxable year beginning on October 1, 2005.

Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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30

                                    [GRAPHIC]



Fund Services
Additional Investor Services


Retirement Plans
CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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                                                                             31

                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor. Retail Class shares were converted to Class A shares on September 12, 2003. Class B and C shares began operations on September 12, 2003.

For a share outstanding throughout each period.

                               Income (loss) from investment operations:                  Less distributions:
                               ---------------------------------------   --------------------------------------------------

                 Net asset
                   value,          Net          Net realized               Dividends    Distributions
                 beginning      investment     and unrealized Total from      from        from net
                     of           income       gain (loss) on investment net investment   realized        Total     Redemption
                 the period       (loss)        investments   operations     income     capital gains distributions    fee
                 ----------    ----------      -------------- ---------- -------------- ------------- ------------- ----------

HANSBERGER FOREIGN GROWTH FUND
Class A
9/30/2004          $ 9.50        $ 0.02(d)         $ 1.33       $ 1.35       $(0.12)       $   --        $(0.12)      $0.00(e)
9/30/2003            7.70          0.11(d)           1.69         1.80           --            --            --          --
9/30/2002            9.50          0.02(d)          (1.80)       (1.78)       (0.02)           --         (0.02)         --
9/30/2001           17.31          0.02(d)          (5.89)       (5.87)          --         (1.94)        (1.94)         --
9/30/2000           13.73         (0.05)(d)          4.67         4.62        (0.04)        (1.00)        (1.04)         --
Class B
9/30/2004            9.50         (0.07)(d)          1.33         1.26        (0.11)           --         (0.11)       0.00(e)
9/30/2003*           9.56          0.00(d)(e)       (0.06)       (0.06)          --            --            --          --
Class C
9/30/2004            9.50         (0.07)(d)          1.33         1.26        (0.11)           --         (0.11)       0.00(e)
9/30/2003*           9.56          0.00(d)(e)       (0.06)       (0.06)          --            --            --          --

LOOMIS SAYLES GROWTH FUND
Class A
9/30/2004          $ 4.41        $(0.03)(d)        $ 0.60       $ 0.57       $   --        $   --        $   --       $  --
9/30/2003            3.65         (0.02)(d)          0.78         0.76           --            --            --          --
9/30/2002            4.12         (0.03)(d)         (0.44)       (0.47)          --            --            --          --
9/30/2001           14.80         (0.04)(d)         (7.31)       (7.35)          --         (3.33)        (3.33)         --
9/30/2000           11.06         (0.07)             4.83         4.76           --         (1.02)        (1.02)         --
Class B
9/30/2004            4.41         (0.07)(d)          0.60         0.53           --            --            --          --
9/30/2003*           4.54          0.00(d)(e)       (0.13)       (0.13)          --            --            --          --
Class C
9/30/2004            4.41         (0.06)(d)          0.59         0.53           --            --            --          --
9/30/2003*           4.54          0.00(d)(e)       (0.13)       (0.13)          --            --            --          --

LOOMIS SAYLES RESEARCH FUND
Class A
9/30/2004          $ 6.90        $ 0.01(d)         $ 0.90       $ 0.91       $(0.02)       $   --        $(0.02)      $  --
9/30/2003            5.69          0.02(d)           1.20         1.22        (0.01)           --         (0.01)         --
9/30/2002**          7.61          0.01(d)          (1.92)       (1.91)       (0.01)           --         (0.01)         --
Class B
9/30/2004            6.90         (0.05)(d)          0.90         0.85        (0.02)           --         (0.02)         --
9/30/2003*           7.05          0.00(d)(e)       (0.15)       (0.15)          --            --            --          --
Class C
9/30/2004            6.90         (0.05)(d)          0.88         0.83           --            --            --          --
9/30/2003*           7.05          0.00(d)(e)       (0.15)       (0.15)          --            --            --          --

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
** From the commencement of Class operations on November 30, 2001 through
   September 30, 2002.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount rounds to less than $0.01 per share.
(f)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(g)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

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32

                                    Ratios to average net assets:
                                   -------------------------------

  Net asset            Net assets,                         Net
    value,    Total      end of       Net     Gross    investment   Portfolio
    end of    return   the period  expenses  expenses income (loss) turnover
  the period  (%)(a)      (000)    (%)(b)(c)  (%)(c)     (%)(c)     rate (%)
  ---------- ------    ----------- --------- -------- ------------- ---------

    $10.73    14.2(f)    $ 4,468     1.44       2.50       0.16        151
      9.50    23.4(g)      3,264     1.25       2.15       1.33        174
      7.70   (18.8)        1,338     1.25       2.69       0.19        135
      9.50   (34.7)        2,793     1.25       1.99       0.13        207
     17.31    33.9         5,588     1.25       1.67      (0.26)       226
     10.65    13.3(f)        871     2.30       3.25      (0.64)       151
      9.50    (0.6)(g)       147     2.35       4.44      (0.91)       174
     10.65    13.2(f)         49     2.30       3.25      (0.69)       151
      9.50    (0.6)(g)        12     2.35       4.44      (0.83)       174

    $ 4.98    12.9(f)    $14,072     1.10       1.70      (0.58)       171
      4.41    20.8(g)        947     1.10       3.11      (0.45)       201
      3.65   (11.4)          456     1.10       5.20      (0.65)       192
      4.12   (50.9)          518     1.10       4.11      (0.42)       281
     14.80    45.3         1,028     1.10       3.29      (0.61)       203
      4.94    12.0(f)     12,532     1.85       2.45      (1.33)       171
      4.41    (2.9)(g)         2     1.85       7.92      (1.29)       201
      4.94    12.0(f)      6,826     1.85       2.45      (1.30)       171
      4.41    (2.9)(g)         2     1.85       7.92      (1.29)       201

    $ 7.79    13.2(f)    $   106     1.21      39.85       0.07        151
      6.90    21.5(g)         41     1.10      28.75       0.35        138
      5.69   (25.2)           17     1.10     213.89       0.22        130
      7.73    12.3(f)         57     2.00      40.60      (0.71)       151
      6.90    (2.1)(g)         2     2.00     125.11      (0.72)       138
      7.73    12.0(f)          3     2.00      40.60      (0.59)       151
      6.90    (2.1)(g)         2     2.00     125.11      (0.72)       138

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                                                                             33

Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

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34

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                    [GRAPHIC]




If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.
 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.
  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston,
                     MA 02116 or call us at 800-225-5478.

                  (Investment Company Act File No. 811-6241)
--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

   /(1)/ For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., IXIS Asset
 Management Services Company, and their advisory affiliates which include IXIS
   Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of
                               their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XL51-0205

                          [LOGO]  CDC NVEST FUNDS/SM/

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 9

More About Risk.......... Page 11

Management Team.......... Page 12

Fund Services............ Page 15

Financial Performance.... Page 24

  CDC Nvest Equity Funds -- Class Y
[LOGO] HANSBERGER

[LOGO] LOOMIS SAYLES & Company L.P.
Hansberger Foreign Growth Fund
(formerly named CDC IXIS International Equity Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2005

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks
Hansberger Foreign Growth Fund........................ 2
Loomis Sayles Growth Fund............................. 5
Loomis Sayles Research Fund........................... 7
Fund Fees & Expenses
Fund Fees & Expenses.................................. 9
More About Risk
More About Risk...................................... 11
Management Team
Meet the Funds' Investment Advisers and Subadviser... 12
Meet the Funds' Portfolio Managers................... 14
Fund Services
It's Easy to Open an Account......................... 15
Buying Shares........................................ 16
Selling Shares....................................... 17
Selling Shares in Writing............................ 18
Exchanging Shares.................................... 18
Restrictions on Buying, Selling and Exchanging Shares 18
How Fund Shares Are Priced........................... 20
Dividends and Distributions.......................... 21
Tax Consequences..................................... 22
Compensation to Securities Dealers................... 23
Financial Performance
Financial Performance................................ 24
Glossary of Terms
Glossary of Terms.................................... 26

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger Foreign Growth Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")
Managers:   Trevor Graham, Barry A. Lockhart,
               Patrick H. Tan, Thomas R.H. Tibbles

Category:      International Equity
Ticker Symbol: Class Y
               LSIEX

 Investment Goal

The Fund seeks high long-term total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in foreign equity securities, which it defines as securities of companies organized or headquartered outside of the United States. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging markets.
In general, Hansberger seeks companies with the following characteristics, although not all of the companies will have these attributes: high secular growth; superior profitability; and medium to large capitalizations, although there are no limitations on the size of the companies in which the Fund may invest. In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

--------------------------------------------------------------------------------
2

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in late August 2004. Prior to that, the Fund had a sole adviser and no subadviser. This chart and table reflect results achieved by the previous adviser using a different investment process and a different investment goal and strategies. The Fund's performance may have been different under its current advisory arrangements and investment goal and strategies.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+

                                    [CHART]                                     (up triangle) Highest Quarterly
                                                                                              Return: Fourth
                                (total return)/+/                                             Quarter 1999, up
                                                                                              65.81%
1995    1996    1997   1998    1999    2000     2001     2002     2003    2004  (down triangle) Lowest
-----  ------  ------  -----  ------  -------  -------  -------  ------  ------                 Quarterly
8.63%  18.41%  -0.98%  9.32%  90.23%  -27.73%  -22.94%  -19.04%  38.77%  10.87%                 Return: Third
                                                                                                Quarter 2002,
                                                                                                down 18.53%

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             3

The table below shows how average annual total returns for each class of the Fund (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley All Country World Ex U.S. Index ("MSCI ACWI ex-U.S. Index") and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI ACWI ex-U.S. Index is an unmanaged index of the performance of companies representing developed and emerging stock markets excluding the United States. The MSCI EAFE Index is an unmanaged index of the performance of companies representing developed stock markets excluding the U.S. and Canada. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                     10.87%       -7.05%        6.82%
   Return After Taxes on Distributions*                           11.07%       -8.18%        4.64%
   Return After Taxes on Distributions & Sales of Fund Shares*     7.56%       -6.46%        4.58%
MSCI ACWI ex-U.S. Index**++                                       21.36%        0.02%        6.02%
MSCI EAFE Index**++                                               20.70%       -0.80%        5.94%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
++ The MSCI ACWI ex-U.S. Index replaces the MSCI EAFE Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LSGRX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             5

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]                                       (up triangle) Highest Quarterly
                                                                                                Return: Fourth
                                (total return)/+/                                               Quarter 1999, up
                                                                                                33.22%
                                                                                  (down triangle) Lowest
 1995    1996    1997    1998    1999    2000     2001     2002     2003    2004                  Quarterly
------  ------  ------  ------  ------  -------  -------  -------  ------  -----                  Return: Fourth
30.82%  19.94%  24.51%  12.86%  42.53%  -16.12%  -24.40%  -23.05%  32.55%  15.91%                 Quarter 2000,
                                                                                                  down 23.28%

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangements.

The table below shows how average annual total returns for each class of the Fund (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, a market value weighted, unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                     15.91%       -5.60%        8.95%
   Return After Taxes on Distributions*                           15.91%       -8.24%        4.69%
   Return After Taxes on Distributions & Sales of Fund Shares*    10.34%       -6.11%        5.63%
Russell 1000 Growth Index**                                        6.30%       -9.29%        9.59%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
6

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
                LISRX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the Standard & Poor's 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             7

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]

       (total return)/+/

 2001     2002     2003    2004             (up triangle) Highest Quarterly Return: Second
-------  -------  ------  ------                          Quarter 2003, up 14.92%
-13.58%  -21.77%  27.97%  12.23%            (down triangle) Lowest Quarterly Return: Third
                                                            Quarter 2002, down 18.31%

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements as of September 12, 2003.

The table below shows how average annual total returns for each class of the Fund (before and after taxes) for the one-year and since inception periods compare to those of the Standard & Poor's 500 Index (the "S&P 500 Index"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                            Since Fund
Average Annual Total Returns+                                               Inception
(for the periods ended December 31, 2004)                       Past 1 Year (7/31/00)
Class Y - Return Before Taxes                                     12.23%      -2.89%
   Return After Taxes on Distributions*                           12.16%      -3.01%
   Return After Taxes on Distributions & Sales of Fund Shares*     8.03%      -2.50%
S&P 500 Index**                                                   10.88%      -2.16%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
8

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                            All Funds
                                                                             Class Y
Maximum sales charge (load) imposed on purchases                               None
Maximum deferred sales charge (load)                                           None
Redemption fees (Hansberger Foreign Growth Fund only)                         2% of
                                                                            redemption
                                                                            proceeds+
Redemption fees (Loomis Sayles Growth Fund and Loomis Sayles Research Fund)   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                        Hansberger Foreign  Loomis Sayles     Loomis Sayles
                                         Growth Fund/(1)/  Growth Fund/(2)/ Research Fund/(3)/
                                             Class Y           Class Y           Class Y
Management fees                               0.75%             0.50%             0.50%
Other expenses+                               0.60%             0.57%             1.03%
Total annual fund operating expenses          1.35%             1.07%             1.53%
Fee waiver and/or expense reimbursement       0.35%             0.22%             0.68%
Net expenses                                  1.00%             0.85%             0.85%

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
(1) IXIS Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares through January 31, 2006 and to maintain the Fund's expense limit at no greater than 1.00% for Class Y shares through January 31, 2007. This undertaking will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

--------------------------------------------------------------------------------
                                                                             9

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

         Hansberger Foreign Loomis Sayles Loomis Sayles
            Growth Fund      Growth Fund  Research Fund
              Class Y          Class Y       Class Y
1 Year         $  102          $   87        $   87
3 Years        $  393          $  311        $  417
5 Years        $  706          $  562        $  770
10 Years       $1,593          $1,279        $1,766

* The examples for Hansberger Foreign Growth Fund and Loomis Sayles Research Fund are based on the net expenses for the 1-year period for each Fund and on the total annual fund operating expenses for the remaining years. The example for Loomis Sayles Growth Fund is based on the net expenses for the first two years at the expense limit currently in effect and those committed to be in effect through January 31, 2007 and on the total annual fund operating expenses for the remaining years.

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
                                                                             11

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadviser

The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.4 billion as of September 30, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund"), which, along with the CDC Nvest Income and Tax Free Income Funds, CDC Nvest Equity Funds, CDC IXIS Moderate Diversified Portfolio and IXIS Equity Diversified Portfolio and CDC Nvest Star Funds (each a "CDC Nvest Fund") and CDC Nvest Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."

 Advisers

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to Hansberger Foreign Growth Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $167 billion in assets under management at September 30, 2004. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to Hansberger Foreign Growth Fund. It also provides general business management and administration to Hansberger Foreign Growth Fund. IXIS Advisors does not determine what investments will be purchased by the Hansberger Foreign Growth Fund. The subadviser listed below makes the investment decisions for the Fund.

The aggregate advisory and subadvisory fees paid by the Hansberger Foreign Growth Fund during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.48% for (after waiver or reimbursement). Prior to August 26, 2004, Loomis Sayles served as adviser to the Fund; the advisory fee rate of the Fund under the prior agreement with Loomis Sayles was the same as it is under the current agreement with IXIS Advisors.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to Loomis Sayles Growth Fund and Loomis Sayles Research Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58.4 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.45% for Loomis Sayles Growth Fund (after waiver or reimbursement) and 0.09% for Loomis Sayles Research Fund (after waiver or reimbursement).

 Subadviser

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger Foreign Growth Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $4.6 billion in assets as of September 30, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.

--------------------------------------------------------------------------------
12

 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or Loomis Sayles. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

--------------------------------------------------------------------------------
                                                                             13

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Hansberger

Thomas R.H. Tibbles

Thomas R.H. Tibbles has co-managed the Hansberger Foreign Growth Fund since August 2004. He also serves as leader of the management team for the international growth segment of the Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director -- Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President -- Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Trevor Graham

Trevor Graham has co-managed the Hansberger Foreign Growth Fund since September 2004. Mr. Graham, Vice President -- Research of Hansberger, joined the firm in September 2004. Prior to joining Hansberger, Mr. Graham was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from University of Victoria. He holds the designation of Chartered Financial Analyst and has over 8 years of investment management experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of the Hansberger International Fund. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has seven years of investment-related experience.

Loomis Sayles

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Lauriann Kloppenburg

Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Executive Vice President, Director and Chief Investment Officer -- Equities, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 23 years of investment experience.

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:
    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:
    . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Separate Accounts of New England Financial, MetLife or their affiliates. . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Loomis Sayles Growth Fund and Loomis Sayles Research Fund below the stated minimums.

3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

You will not receive certificates representing Class Y shares.

--------------------------------------------------------------------------------
                                                                             15

                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 to request an
 [GRAPHIC]             your investment dealer or CDC Nvest            exchange.
                       Funds at 800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Opening an account by wire is not            . Instruct your bank to transfer funds to
                       available.                                     State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                            #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call CDC Nvest Funds at 800-225-5478 to
                       through ACH, you may add this feature by       add shares to your account through ACH.
 [GRAPHIC]             selecting it on your account application.    . If you have not signed up for the ACH
                     . Ask your bank or credit union whether it is    system, please call CDC Nvest Funds for a
                       a member of the ACH system.                    Service Options Form. A signature
                                                                      guarantee may be required to add this
                                                                      privilege.

--------------------------------------------------------------------------------
16

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares

Certain restrictions
may apply. See the
section
"Restrictions on
Buying, Selling and
Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above)
 [GRAPHIC]             that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                     . Call CDC Nvest Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



--------------------------------------------------------------------------------
                                                                             17

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Fund that offers Class Y shares, for Institutional Class shares of any Fund that offers Institutional Class shares or for Class A shares of the Money Market Fund. Certain Funds that offer Institutional Class shares may be subject to redemption fees. Former shareholders of the Kobrick Growth Fund who received Class Y shares of the CDC Nvest Large Cap Growth Fund in the reorganization of their Fund may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund's shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by

--------------------------------------------------------------------------------
18
the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or
(ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

 Redemption Fees

For Class Y shares of Hansberger Foreign Growth Fund
Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of the Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of the Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ---------------------------------------------------------
                                      Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

--------------------------------------------------------------------------------
20

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.
    .  Receive all distributions in cash.

--------------------------------------------------------------------------------
                                                                             21

                                    [GRAPHIC]



Fund Services
Dividends and Distributions (continued)


For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Hansberger Foreign Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests."

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income

--------------------------------------------------------------------------------
22
that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to a Fund in its taxable year beginning on October 1, 2005.

Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

--------------------------------------------------------------------------------
                                                                             23

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares of the Funds were converted to Class Y shares on September 12, 2003. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                                       Income (loss) from investment operations:            Less distributions:
                                       ---------------------------------------   -----------------------------------------

                            Net asset
                              value,      Net         Net realized                 Dividends    Distributions
                            beginning  investment    and unrealized  Total from       from        from net
                                of       income      gain (loss) on  investment  net investment   realized        Total
                            the period   (loss)       investments    operations      income     capital gains distributions
                            ---------- ----------    --------------  ----------  -------------- ------------- -------------

HANSBERGER FOREIGN GROWTH FUND
Class Y
9/30/2004                     $ 9.60     $ 0.07(d)       $ 1.34        $ 1.41        $(0.13)       $   --        $(0.13)
9/30/2003                       7.78       0.12(d)         1.72          1.84         (0.02)           --         (0.02)
9/30/2002                       9.61       0.04(d)        (1.83)        (1.79)        (0.04)           --         (0.04)
9/30/2001                      17.41       0.05(d)        (5.91)        (5.86)           --         (1.94)        (1.94)
9/30/2000                      13.79      (0.06)(d)        4.77          4.71         (0.09)        (1.00)        (1.09)

LOOMIS SAYLES GROWTH FUND
Class Y
9/30/2004                     $ 4.55     $(0.02)(d)      $ 0.62        $ 0.60        $   --        $   --        $   --
9/30/2003                       3.75      (0.01)(d)        0.81          0.80            --            --            --
9/30/2002                       4.23      (0.02)(d)       (0.46)        (0.48)           --            --            --
9/30/2001                      15.00      (0.02)(d)       (7.42)        (7.44)           --         (3.33)        (3.33)
9/30/2000                      11.17      (0.05)           4.90          4.85            --         (1.02)        (1.02)

LOOMIS SAYLES RESEARCH FUND
Class Y
9/30/2004                     $ 6.92     $ 0.03(d)       $ 0.90        $ 0.93        $(0.03)       $   --        $(0.03)
9/30/2003                       5.71       0.04(d)         1.20          1.24         (0.03)           --         (0.03)
9/30/2002                       6.85       0.03(d)        (1.16)        (1.13)        (0.01)           --         (0.01)
9/30/2001                      10.54       0.01(d)        (3.65)        (3.64)           --         (0.05)        (0.05)
9/30/2000*                     10.00       0.00(e)         0.54          0.54            --            --            --






                            Redemption
                               fee
                            ----------

HANSBERGER FOREIGN GROWTH FUND
Class Y
9/30/2004                     $0.00(e)
9/30/2003                        --
9/30/2002                        --
9/30/2001                        --
9/30/2000                        --

LOOMIS SAYLES GROWTH FUND
Class Y
9/30/2004                     $  --
9/30/2003                        --
9/30/2002                        --
9/30/2001                        --
9/30/2000                        --

LOOMIS SAYLES RESEARCH FUND
Class Y
9/30/2004                     $  --
9/30/2003                        --
9/30/2002                        --
9/30/2001                        --
9/30/2000*                       --


* From commencement of Class operations on July 31, 2000 through September 30, 2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount rounds to less than $0.01 per share.

--------------------------------------------------------------------------------
24

                                   Ratios to average net assets:
                                  -------------------------------

    Net asset         Net assets,                         Net
      value,   Total    end of       Net     Gross    investment   Portfolio
      end of   return the period  expenses  expenses income (loss) turnover
    the period (%)(a)    (000)    (%)(b)(c)  (%)(c)     (%)(c)      rate(%)
    ---------- ------ ----------- --------- -------- ------------- ---------

      $10.88    14.8   $ 48,643     1.00      1.34        0.60        151
        9.60    23.7     53,605     1.00      1.38        1.47        174
        7.78   (18.7)    44,101     1.00      1.43        0.47        135
        9.61   (34.5)    54,080     1.00      1.35        0.34        207
       17.41    34.4    107,792     1.00      1.15       (0.32)       226

      $ 5.15    13.2   $ 40,165     0.85      1.04       (0.32)       171
        4.55    21.3     28,898     0.85      1.18       (0.20)       201
        3.75   (11.4)    19,635     0.85      1.32       (0.39)       192
        4.23   (50.8)    21,653     0.85      1.24       (0.17)       281
       15.00    45.6     45,328     0.85      1.01       (0.36)       203

      $ 7.82    13.5   $ 21,721     0.85      1.50        0.44        151
        6.92    21.8     21,881     0.85      1.31        0.59        138
        5.71   (16.6)    15,889     0.89      1.46        0.36        130
        6.85   (34.7)     4,245     1.15      4.26        0.09        171
       10.54     5.4      3,510     1.15      8.02       (0.14)        20

--------------------------------------------------------------------------------
                                                                             25

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

--------------------------------------------------------------------------------
26

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             27

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors,
                                     L.P.,

  Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA
                       02116 or call us at 800-225-5478.

                  (Investment Company Act File No. 811-6241)
--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

   /(1)/ For purposes of this notice the term "we" includes CDC Nvest Funds, Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., IXIS Asset
 Management Services Company, and their advisory affiliates which include IXIS
   Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of
                               their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   YL51-0205

                                       [GRAPHIC]


                                       [GRAPHIC]





                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                          LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                       LOOMIS SAYLES VALUE FUND

                                                   LOOMIS SAYLES WORLDWIDE FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2005

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
 Loomis Sayles Aggressive Growth Fund                                1
 Loomis Sayles Small Cap Growth Fund                                 4
 Loomis Sayles Small Cap Value Fund                                  7
 Loomis Sayles Tax-Managed Equity Fund                              10
 Loomis Sayles Value Fund                                           13
 Loomis Sayles Worldwide Fund                                       16
 Summary of Principal Risks                                         19

FEES AND EXPENSES OF THE FUNDS                                      24

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
  AND RISK CONSIDERATIONS                                           27

MANAGEMENT                                                          38
 Investment Adviser                                                 38
 Portfolio Managers                                                 38
 Distribution Plans and Administrative and Other Fees               39

GENERAL INFORMATION                                                 40
 How Fund Shares are Priced                                         40
 Accessing Your Account Information                                 42
 How to Purchase Shares                                             42
 How to Redeem Shares                                               45
 How to Exchange Shares                                             48
 Restrictions on Buying, Selling and Exchanging Shares              48
 Dividends and Distributions                                        50
 Tax Consequences                                                   50

FINANCIAL HIGHLIGHTS                                                53

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts ("REITs") and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                 (total return)

 1997     1998     1999     2000      2001     2002     2003     2004
------   ------   -------  ------   -------  -------   ------   ------
22.65%   11.54%   197.78%  -5.59%   -49.36%  -36.52%   40.09%   19.35%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.44% (4th quarter, 1999), and the Fund's worst quarter was down 38.63% (1st quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041

------------------------------------------------------------------------------------------
                                                                                  Since
                                                                                Inception
                                                                 1 Year 5 Years (12/31/96)
------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
RETURN BEFORE TAXES
   Institutional Class                                           19.35% -12.69%   9.50%
   Retail Class                                                  18.97% -12.94%   9.20%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)2
   Return After taxes on Distributions                           18.97% -12.81%   8.66%
   Return After taxes on Distributions and Sale of Fund
   Shares                                                        12.62% -10.30%   7.87%
RUSSELL MIDCAP GROWTH INDEX                                      15.48%  -3.36%   7.94%
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.

..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                 (total return)

 1997     1998     1999     2000      2001      2002      2003     2004
------   ------   ------   -------   -------   ------    ------   ------
19.43%   18.73%   91.82%   -18.15%   -44.41%   -41.56%   43.32%    9.43%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.00% (4th quarter, 1999), and the Fund's worst quarter was down 40.31% (3rd quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index consists of those Russell 2000 companies with higher price-to-book and higher forecasted growth values. These indices are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indices.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041

------------------------------------------------------------------------------------
                                                                            Since
                                                                          Inception
                                                           1 Year 5 Years (12/31/96)
------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
RETURN BEFORE TAXES
   Institutional Class                                      9.43% -16.05%   1.59%
   Retail Class                                             9.15% -16.26%   1.34%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)2
   Return After taxes on Distributions                      9.43% -16.26%   1.17%
   Return After taxes on Distributions and Sale of Fund
   Shares                                                   6.13% -12.78%   1.20%
RUSSELL 2000 GROWTH INDEX                                  14.31%  -3.57%   3.96%
RUSSELL 2000 INDEX                                         18.33%   6.61%   8.99%

(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts ("REITs"), Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1,2

                                    [CHART]

                                  (total return)

 1995    1996    1997    1998    1999    2000    2001     2002    2003    2004
------  ------  ------  ------  ------  ------  ------  -------  ------  ------
32.09%  30.44%  25.99%  -1.08%   0.37%  23.19%  13.87%  -13.23%  34.55%  21.78%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.07% (4th quarter, 1998), and the Fund's worst quarter was down 18.58% (3rd quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041,2

-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/13/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
RETURN BEFORE TAXES
   Institutional Class                                    21.78% 14.80%   15.70%   15.64%
   Retail Class                                           21.50% 14.54%   15.46%   15.46%
   Admin Class                                            21.19% 14.24%   15.06%   15.09%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)3
   Return After taxes on Distributions                    19.24% 12.95%   13.09%   12.95%
   Return After taxes on Distributions and Sale of
   Fund Shares                                            15.61% 11.94%   12.38%   12.36%
RUSSELL 2000 VALUE INDEX                                  22.25% 17.23%   15.17%   15.36%4
RUSSELL 2000 INDEX                                        18.33%  6.61%   11.54%   11.90%4
(Index returns reflect no deduction for fees, expenses or
taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") through September 12, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. Performance returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, performance shown for those Classes is based on the performance of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.

In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such taxes. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In determining which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts ("REITs"), and Rule 144A securities.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

.. tax risk - the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal or state income tax on investment returns.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1,2 Prior to June 1, 2003, the Fund's name was the Loomis Sayles Provident Fund and it was managed using different investment strategies. The Fund's performance may have been different under its current investment strategies.

                                    [CHART]

                                 (total return)

  1996         1997     1998    1999    2000    2001     2002     2003    2004
---------   ---------  ------  ------  ------  ------   ------   ------  ------
15.60%/3/   15.68%/3/  34.23%  18.57%  17.40%  -11.69%  -12.95%  20.41%   9.71%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.09% (4th quarter, 1998), and the Fund's worst quarter was down 12.52% (3rd quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041,2

------------------------------------------------------------------------------------------
                                                                                  Since
                                                                                Inception
                                                                 1 Year 5 Years (10/1/95)3
------------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
RETURN BEFORE TAXES
   Institutional Class                                            9.71%  3.58%    10.64%
RETURNS AFTER TAXES4
   Returns After taxes on Distributions                           9.65%  1.84%     7.39%
   Returns After taxes on Distributions and Sale of Fund
   Shares                                                         6.39%  2.03%     7.58%
STANDARD & POOR'S 500 INDEX                                      10.88% -2.30%     9.97%5
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The annual total returns shown reflect the results of Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") through September 12, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003. Average annual total returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.
3 The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
4 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
5 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in real estate investment trusts ("REITs") and Rule 144A securities.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                  (total return)

 1995    1996    1997    1998    1999    2000    2001     2002    2003    2004
------  ------  ------  ------  ------  ------  ------  -------  ------  ------
35.23%  21.16%  29.21%  10.54%  -1.33%   7.35%  -5.65%  -16.69%  26.24%  15.12%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.11% (2nd quarter, 2003), and the Fund's worst quarter was down 17.93% (3rd quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 1000 Value Index and the Standard & Poor's 500 Index. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to a broad-based market indices.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041

-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/13/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
RETURN BEFORE TAXES
   Institutional Class                                    15.12%  4.16%   10.97%   10.37%
RETURN AFTER TAXES2
   Return After taxes on Distributions                    14.86%  3.76%    9.03%    8.59%
   Return After taxes on Distributions and Sale of
   Fund Shares                                            10.18%  3.38%    8.66%    8.25%
RUSSELL 1000 VALUE INDEX4                                 16.49%  5.27%   13.83%   12.89%3
STANDARD & POOR'S 500 INDEX4                              10.88% -2.30%   12.07%   11.19%3
(Index returns reflect no deduction for fees, expenses or
taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.
4 The Russell 1000 Value Index replaces the Standard & Poor's 500 Index as the Fund's comparative index because Loomis Sayles believes it is more representative of the types of stocks in which the Fund can invest.

LOOMIS SAYLES WORLDWIDE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:

..  Domestic equities.
..  International equities.
..  Domestic fixed income securities.
..  International fixed income securities.

In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.

The Fund may engage in foreign currency hedging transactions and options and futures transactions. The Fund also may invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs"), futures and Rule 144A securities.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "Summary of Principal Risks."

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                 (total return)

 1997     1998    1999    2000    2001     2002     2003     2004
------   -----   -----   ------   -----   ------   ------   ------
 3.57%   2.98%   60.51%  -4.45%   -6.22%  -0.27%   31.16%   14.12%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 45.05% (4th quarter, 1999), and the Fund's worst quarter was down 10.76% (3rd quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041

------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (5/1/96)
------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
RETURN BEFORE TAXES
   Institutional Class                                            14.12%  5.99%   11.15%
RETURN AFTER TAXES2
   Return After taxes on Distributions                            13.29%  2.22%    7.54%
   Return After taxes on Distributions and Sale of Fund Shares     9.32%  2.63%    7.33%
STANDARD & POOR'S 500 INDEX                                       10.88% -2.30%    9.09%3
(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

Funds may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK

Certain Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

EMERGING MARKETS RISK

  ECONOMIC AND POLITICAL RISKS Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

  The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

  Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transaction in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

  INVESTMENT CONTROLS; REPATRIATION Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to specific class of securities of an issuer that may have a less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

  Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability. See "Emerging Markets Risk."

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Each Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price.

Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

REAL ESTATE INVESTMENT TRUST RISK

Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

SMALL CAPITALIZATION COMPANIES RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                   MAXIMUM SALES CHARGE               REDEMPTION FEE
                                      (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                       ON PURCHASES       DEFERRED      OF AMOUNT
                                   (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                           OFFERING PRICE)       (LOAD)      APPLICABLE)
-------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND
  Institutional Class                      None             None      None
  Retail Class                             None             None      None
-------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND
  Institutional Class                      None             None      2% of proceeds*
  Retail Class                             None             None      2% of proceeds*
-------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                      None             None      2% of proceeds*
  Retail Class                             None             None      2% of proceeds*
  Admin Class                              None             None      2% of proceeds*
-------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND
  Institutional Class                      None             None      None
-------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                      None             None      None
-------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                      None             None      2% of proceeds*
-------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                             TOTAL
                                                            ANNUAL      FEE
                                    DISTRIBUTION             FUND     WAIVER/
                         MANAGEMENT   (12B-1)      OTHER   OPERATING REIMBURSE-   NET
FUND/CLASS                  FEES        FEES     EXPENSES+ EXPENSES     MENT    EXPENSES
----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND1
  Institutional Class      0.75%       0.00%       0.42%     1.17%     0.17%     1.00%
  Retail Class             0.75%       0.25%       0.42%     1.42%     0.17%     1.25%
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND1
  Institutional Class      0.75%       0.00%       0.57%     1.32%     0.32%     1.00%
  Retail Class             0.75%       0.25%       0.53%     1.53%     0.28%     1.25%
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
VALUE FUND2
  Institutional Class      0.75%       0.00%       0.17%     0.92%     0.02%     0.90%
  Retail Class             0.75%       0.25%       0.17%     1.17%     0.02%     1.15%
  Admin Class              0.75%       0.25%       0.42%*    1.42%     0.02%     1.40%
----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-
MANAGED EQUITY FUND3
  Institutional Class      0.50%       0.00%       2.96%     3.46%     2.81%     0.65%
----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE
FUND4
  Institutional Class      0.50%       0.00%       0.43%     0.93%     0.08%     0.85%
----------------------------------------------------------------------------------------
LOOMIS SAYLES
WORLDWIDE FUND5
  Institutional Class      0.75%       0.00%       1.14%     1.89%     0.89%     1.00%
----------------------------------------------------------------------------------------

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
1 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares and 1.25% for Retail class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.90% for Institutional class shares, 1.15% for Retail class shares and 1.40% for Admin class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.65% for Institutional class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
4 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% for Institutional class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
5 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
* Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                  $102     $355    $  627   $1,405
  Retail Class                         $127     $433    $  760   $1,687
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                  $102     $387    $  693   $1,562
  Retail Class                         $127     $456    $  808   $1,800
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                  $ 92     $291    $  507   $1,129
  Retail Class                         $117     $370    $  642   $1,419
  Admin Class                          $143     $447    $  774   $1,700
-------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                  $ 66     $800    $1,556   $3,550
-------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                  $ 87     $288    $  507   $1,136
-------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                  $102     $507    $  939   $2,139
-------------------------------------------------------------------------

 * The example is based on the net expenses for the 1-year period for each Fund and on the total annual fund operating expenses for the remaining years.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, each Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit

Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

  GROWTH STOCKS Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Tax-Managed Equity Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

MORTGAGE-BACKED SECURITIES RISK

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets.

Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Funds' trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

SWAP TRANSACTIONS

A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities that are backed by the full faith and credit of the U.S. Government generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later.

No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees each Fund and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the section "Fees and Expenses of the Funds", each Fund during the fiscal year ended September 30, 2004 paid (after waiver or reimbursement) Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services at the following annual rates. These fees are expressed as a percentage of the Fund's average net assets:


FUND                                  MANAGEMENT FEE
----------------------------------------------------
Loomis Sayles Aggressive Growth Fund      0.58%
----------------------------------------------------
Loomis Sayles Small Cap Growth Fund       0.46%
----------------------------------------------------
Loomis Sayles Small Cap Value Fund        0.72%
----------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund     0.00%
----------------------------------------------------
Loomis Sayles Value Fund                  0.42%
----------------------------------------------------
Loomis Sayles Worldwide Fund              0.00%
----------------------------------------------------

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Philip C. Fine, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 1999. Mr. Fine joined Loomis Sayles in 1996.

LOOMIS SAYLES SMALL CAP GROWTH FUND Mark F. Burns, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since January 2005. Mr. Burns joined Loomis Sayles in 1999.

LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz and Daniel G. Thelen, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since 2000. Mr. Gatz joined Loomis Sayles in 1999. Mr. Thelen joined Loomis Sayles in 1996.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND Robert Ix, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002. Prior to joining

Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York. Mark Shank, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since 2003. Mr. Shank joined Loomis Sayles in 1983.

LOOMIS SAYLES VALUE FUND Warren Koontz, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2000. Mr. Koontz joined Loomis Sayles in 1995. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002. Mr. Carroll joined Loomis Sayles in 1996.

LOOMIS SAYLES WORLDWIDE FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as the portfolio manager of the domestic fixed income securities sector of the Fund since its inception in 1996. Mr. Fuss joined Loomis Sayles in 1976. David Rolley, Vice President of Loomis Sayles, has served as portfolio manager of the international fixed income securities sector of the Fund since 2000. Mr. Rolley joined Loomis Sayles in 1994. Mark B. Baribeau, Vice President of Loomis Sayles, has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004. Mr. Baribeau joined Loomis Sayles in 1989. Warren Koontz, Vice President of Loomis Sayles, has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004. Mr. Koontz joined Loomis Sayles in 1995.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.

DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 9904-622-9
       (Name of Fund)
       (Your name)
       (Your account number)

.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 1-800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund's NAV on that day.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. The Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330. The Loomis Sayles Tax-Managed Equity Fund may not be appropriate for tax-exempt investors.

The following table shows the minimum initial investment minimum for each class of shares of each Fund.


FUND                                  MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund   Institutional - $250,000
Loomis Sayles Small Cap Growth Fund    Retail - $2,500
----------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  Institutional - $250,000
Loomis Sayles Value Fund
Loomis Sayles Worldwide Fund
----------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     Institutional - $250,000
                                       Retail - $2,500
                                       Admin - No Minimum
----------------------------------------------------------------

Each subsequent investment must be at least $50. Each subsequent investment in the Loomis Sayles Tax-Managed Equity Fund must be at least $50,000. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P. may purchase shares of the Funds offered through this prospectus below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the Exchange is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until your payment for the shares clears.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, each Fund reserves the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3300). Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received in good order.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order.

You may make redemptions directly from each Fund in several ways:

.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or exchange online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account, or sent by check in the name of the registered owner(s) to the record address.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 1-800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

  The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

  The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.

MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
..  If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. If your Fund account falls below $50, the Fund may redeem your remaining shares and send the proceeds to you.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of CDC Nvest Cash Management Trust. You may exchange Institutional Class Shares of your Fund, subject to investment minimums, for Institutional Class shares of any Fund that offers Institutional Class shares, for Class Y shares of any Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone or through your online account at www.loomissayles.com, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

REDEMPTION FEES (Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Worldwide Fund) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. Each of the Funds generally declares and pays such dividends annually. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The tax status of a Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from a Fund representing gains from the sale of securities held by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from a Fund representing gains from the sale of securities held by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements. A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to a Fund in its taxable year beginning on October 1, 2005.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                              Income (Loss) from
                            Investment Operations:              Less Distributions:
                    --------------------------------------  ---------------------------
          Net asset
           value,                  Net realized    Total      Dividends    Distributions
          beginning      Net      and unrealized    from         from        from net
           of the    investment   gain (loss) on investment net investment   realized
           period   income (loss)  investments   operations     income     capital gains
----------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004  $13.69      $(0.13)(c)    $  1.94      $  1.81        $--          $   --
9/30/2003   10.70       (0.10)(c)       3.09         2.99         --              --
9/30/2002   13.56       (0.13)(c)      (2.73)       (2.86)        --              --
9/30/2001   47.71       (0.20)(c)     (33.43)      (33.63)        --           (0.52)
9/30/2000   20.08       (0.26)(c)      29.11        28.85         --           (1.22)

RETAIL CLASS
9/30/2004  $13.46      $(0.16)(c)    $  1.90      $  1.74        $--          $   --
9/30/2003   10.55       (0.13)(c)       3.04         2.91         --              --
9/30/2002   13.41       (0.16)(c)      (2.70)       (2.86)        --              --
9/30/2001   47.33       (0.25)(c)     (33.15)      (33.40)        --           (0.52)
9/30/2000   19.99       (0.38)(c)      28.94        28.56         --           (1.22)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year.


                                                      Ratios to Average Net Assets:
                                               -----------------------------------------

              Net asset            Net assets,
                value,               end of                                                Portfolio
    Total       end of     Total   the period       Net          Gross     Net investment  turnover
distributions the period return(a)    (000)    expenses(b)(d) expenses(d) income (loss)(d)   rate
----------------------------------------------------------------------------------------------------

   $   --       $15.50      13.2%   $ 25,191        1.00%        1.17%         (0.84)%        284%
       --        13.69      27.9      23,866        1.00         1.23          (0.88)         248
       --        10.70     (21.1)     13,421        1.00         1.31          (0.91)         220
    (0.52)       13.56     (71.1)     16,347        1.00         1.13          (0.75)         258
    (1.22)       47.71     147.8      62,364        1.00         1.11          (0.66)         191

   $   --       $15.20      12.9%   $ 25,382        1.25%        1.42%         (1.10)%        284%
       --        13.46      27.6      32,813        1.25         1.47          (1.13)         248
       --        10.55     (21.3)     26,885        1.25         1.45          (1.16)         220
    (0.52)       13.41     (71.2)     41,456        1.25         1.37          (1.01)         258
    (1.22)       47.33     147.0     110,824        1.25         1.35          (0.89)         191

FINANCIAL HIGHLIGHTS

                               Income (Loss) from
                             Investment Operations:               Less Distributions:
                    ----------------------------------------  ---------------------------
          Net asset
           value,                    Net realized    Total      Dividends    Distributions
          beginning      Net        and unrealized    from         from        from net
           of the    investment     gain (loss) on investment net investment   realized
           period   income (loss)    investments   operations     income     capital gains
------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004  $ 8.59      $(0.09)(c)      $  0.46      $  0.37       $   --        $   --
9/30/2003    6.35       (0.06)(c)         2.30         2.24           --            --
9/30/2002    8.83       (0.08)(c)        (2.40)       (2.48)          --            --
9/30/2001   26.98       (0.12)(c)       (17.06)      (17.18)          --         (0.97)
9/30/2000   16.74       (0.16)(c)        10.40        10.24           --            --

RETAIL CLASS
9/30/2004  $ 8.45      $(0.11)(c)      $  0.44      $  0.33       $   --        $   --
9/30/2003    6.26       (0.08)(c)         2.27         2.19           --            --
9/30/2002    8.72       (0.10)(c)        (2.36)       (2.46)          --            --
9/30/2001   26.74       (0.15)(c)       (16.90)      (17.05)          --         (0.97)
9/30/2000   16.65       (0.24)(c)        10.33        10.09           --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2004  $21.34      $ 0.04(c)       $  4.97      $  5.01       $(0.05)       $(0.55)
9/30/2003   17.28        0.05(c)          4.01         4.06           --            --
9/30/2002   19.89        0.10(c)         (0.36)       (0.26)       (0.11)        (2.24)
9/30/2001   20.42        0.16(c)          0.60         0.76        (0.20)        (1.09)
9/30/2000   17.33        0.14(c)          3.36         3.50        (0.14)        (0.27)

RETAIL CLASS
9/30/2004  $21.25      $(0.02)(c)      $  4.95      $  4.93       $(0.01)       $(0.55)
9/30/2003   17.25        0.00(c)(d)       4.00         4.00           --            --
9/30/2002   19.85        0.05(c)         (0.35)       (0.30)       (0.06)        (2.24)
9/30/2001   20.38        0.11(c)          0.60         0.71        (0.15)        (1.09)
9/30/2000   17.28        0.10(c)          3.36         3.46        (0.09)        (0.27)

ADMIN CLASS
9/30/2004  $21.13      $(0.08)(c)      $  4.93      $  4.85       $   --        $(0.55)
9/30/2003   17.20       (0.05)(c)         3.98         3.93           --            --
9/30/2002   19.80        0.00(c)(d)      (0.35)       (0.35)       (0.01)        (2.24)
9/30/2001   20.34        0.05(c)          0.60         0.65        (0.10)        (1.09)
9/30/2000   17.24        0.04(c)          3.37         3.41        (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                                                             Ratios to Average Net Assets:
                                                          ---------------------------------

                         Net asset            Net assets,
                           value,               end of                                        Portfolio
    Total     Redemption   end of     Total   the period      Net      Gross   Net investment turnover
distributions    fee     the period return(a)    (000)    Expenses(b) Expenses income (loss)    rate
-------------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $ 8.96       4.3%   $ 15,867      1.00%      1.31%      (0.95)%       217%
       --          --        8.59      35.3      22,519      1.00       1.19       (0.91)        190
       --          --        6.35     (28.1)     42,415      1.00       1.07       (0.90)        162
    (0.97)         --        8.83     (65.2)    124,479      0.99       0.99       (0.74)        140
       --          --       26.98      61.2     262,147      0.92       0.92       (0.62)        170

   $   --       $0.00(d)   $ 8.78       3.9%   $ 14,589      1.25%      1.52%      (1.19)%       217%
       --          --        8.45      35.0      30,345      1.25       1.43       (1.17)        190
       --          --        6.26     (28.2)     32,135      1.25       1.33       (1.15)        162
    (0.97)         --        8.72     (65.3)     50,197      1.25       1.26       (1.01)        140
       --          --       26.74      60.6      69,416      1.23       1.23       (0.92)        170


   $(0.60)      $0.00(d)   $25.75      23.8%   $346,356      0.90%      0.93%       0.16%         70%
       --          --       21.34      23.5     289,945      0.90       0.94        0.26          74
    (2.35)         --       17.28      (2.6)    234,370      0.94       0.96        0.48          86
    (1.29)         --       19.89       3.9     215,439      0.98       0.98        0.76          98
    (0.41)         --       20.42      20.7     214,919      0.93       0.93        0.76         102

   $(0.56)      $0.00(d)   $25.62      23.5%   $173,411      1.15%      1.18%      (0.08)%        70%
       --          --       21.25      23.2     140,152      1.15       1.20       (0.01)         74
    (2.30)         --       17.25      (2.8)     86,816      1.19       1.20        0.22          86
    (1.24)         --       19.85       3.6      97,544      1.22       1.22        0.51          98
    (0.36)         --       20.38      20.4      92,698      1.17       1.17        0.53         102

   $(0.55)      $0.00(d)   $25.43      23.3%   $ 62,680      1.40%      1.43%      (0.33)%        70%
       --          --       21.13      22.9      37,411      1.40       1.47       (0.27)         74
    (2.25)         --       17.20      (3.0)     24,655      1.44       1.53       (0.01)         86
    (1.19)         --       19.80       3.3      16,471      1.50       1.59        0.23          98
    (0.31)         --       20.34      20.1      11,391      1.50       1.68        0.21         102

FINANCIAL HIGHLIGHTS

                               Income (Loss) from
                             Investment Operations:              Less Distributions:
                     --------------------------------------  ---------------------------
           Net asset
            value,                  Net realized    Total      Dividends    Distributions
           beginning      Net      and unrealized    from         from        from net
            of the    investment   gain (loss) on investment net investment   realized
            period   income (loss)  investments   operations     income     capital gains
-----------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2004   $ 7.66       $0.05(c)      $ 0.97       $ 1.02       $(0.19)       $   --
9/30/2003     6.78        0.06(c)        0.85         0.91        (0.03)           --
9/30/2002     7.67        0.06(c)       (0.81)       (0.75)       (0.14)           --
9/30/2001    11.16        0.12(c)       (1.60)       (1.48)       (0.09)        (1.92)
9/30/2000    13.46        0.12           2.43         2.55        (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2004   $13.52       $0.21(c)      $ 2.39       $ 2.60       $(0.17)       $   --
9/30/2003    11.17        0.15(c)        2.29         2.44        (0.09)           --
9/30/2002    13.90        0.13(c)       (2.42)       (2.29)       (0.16)        (0.28)
9/30/2001    15.12        0.14(c)       (1.19)       (1.05)       (0.17)           --
9/30/2000    16.54        0.17           0.41         0.58        (0.15)        (1.85)

WORLDWIDE FUND

INSTITUTIONAL CLASS
9/30/2004   $ 9.32       $0.25(c)      $ 0.96       $ 1.21       $(0.34)       $   --
9/30/2003     7.53        0.32(c)        1.74         2.06        (0.27)           --
9/30/2002*    8.48        0.35(c)       (0.55)       (0.20)       (0.75)           --
9/30/2001    13.93        0.65(c)       (2.44)       (1.79)       (0.35)        (3.31)
9/30/2000    10.28        0.58(c)        4.02         4.60        (0.48)        (0.47)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. *As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                             Ratios to Average Net Assets:
                                                          ----------------------------------

                         Net asset            Net assets,
                           value,               end of                                        Portfolio
    Total     Redemption   end of     Total   the period      Net      Gross   Net investment turnover
distributions    fee     the period return(a)    (000)    expenses(b) expenses income (loss)    rate
-------------------------------------------------------------------------------------------------------

   $(0.19)       $--       $ 8.49      13.4%    $ 5,202      0.65%      3.39%       0.59%         27%
    (0.03)        --         7.66      13.5       2,490      0.65       1.82        0.81         200
    (0.14)        --         6.78     (10.1)     17,426      0.65       1.14        0.72         188
    (2.01)        --         7.67     (15.9)     19,211      0.65       1.05        1.29         300
    (4.85)        --        11.16      25.3      23,718      0.65       0.95        1.00         356


   $(0.17)       $--       $15.95      19.4%    $33,563      0.85%      0.93%       1.38%         47%
    (0.09)        --        13.52      22.0      37,959      0.85       0.92        1.23          56
    (0.44)        --        11.17     (17.2)     33,025      0.85       0.90        0.90          66
    (0.17)        --        13.90      (7.1)     39,549      0.85       0.96        0.87          90
    (2.00)        --        15.12       3.6      38,792      0.85       0.89        0.87          73


   $(0.34)       $--       $10.19      13.2%    $17,274      1.00%      1.87%       2.55%         69%
    (0.27)        --         9.32      28.0      10,499      1.00       2.23        3.81          94
    (0.75)        --         7.53      (3.0)      8,340      1.00       2.43        4.26         113
    (3.66)        --         8.48     (15.0)      8,528      1.00       2.58        6.85         160
    (0.95)        --        13.93      46.5       9,748      1.00       2.48        4.26         183

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds' investments. The SAI, the independent registered public accounting firm's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about each Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file numbers as set forth below.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

IXIS Asset Management Distributors, L.P. (IXIS Distributors), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.
    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds I                                             M-LSEF51-0205
File No. 811-8282 Loomis Sayles Funds II File No. 811-6241

[LOGO] Loomis Sayles

                                    [GRAPHIC]


                                    [GRAPHIC]




                              LOOMIS SAYLES INVESTMENT GRADE BOND FUND--Class J

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2005

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
  Loomis Sayles Investment Grade Bond Fund        1

  Summary of Principal Investment Risks           5

FEES AND EXPENSES OF THE FUND                     8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
  AND RISK CONSIDERATIONS                         9

MANAGEMENT
  Investment Adviser                             18
  Portfolio Managers                             18
  Service and Distribution Plan                  18
  Sales Charge                                   19

GENERAL INFORMATION
  How Fund Shares are Priced                     20
  How to Purchase Shares                         22
  Restrictions on Buying and Selling Shares      23
  How to Redeem Shares                           24
  Dividends and Distributions                    25
  Tax Consequences                               25

FINANCIAL HIGHLIGHTS                             27

APPENDIX A                                       30

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.

The Fund will not invest in equity securities of any kind or make any equity investment.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in temporary defensive strategies, foreign currency hedging transactions, swap transactions, and securities lending.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.

A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

For more information see the section "Summary of Principal Risks".

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Class J shares. The annual returns shown in the bar chart do not reflect sales charges borne by Class J shares of the Fund. If these sales charges were reflected, returns would be less than those shown. For periods before the inception of Class J shares (May 24, 1999), performance shown for Class J shares is based on the performance of the Fund's Class Y shares (formerly Institutional Class), adjusted to reflect the higher fees paid by Class J shares. The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit Fund expenses.


                                  [BAR CHART]


                                     Return

1997    1998   1999   2000    2001   2002    2003    2004
-----   ----   ----   -----   ----   ----   ------  ------
13.66%  2.51%  3.17%  10.21%  5.29%  9.91%  18.73%  9.14%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.04% (2nd quarter 2003), and the Fund's worst quarter was down 4.00% (2nd quarter 2004).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown in this table for Class J shares of the Fund reflect the effect of sales charges borne by Class J shares.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                                   of the
                                                                                    Fund
                                                                  1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND CLASS J RETURN
BEFORE TAXES/1/                                                   5.36%   9.78%    8.47%
RETURN AFTER TAXES2
   Return After Taxes on Distributions                            2.88%   7.38%    5.87%
   Return After Taxes on Distributions and Sale of Fund Shares    3.70%   6.95%    5.65%
LEHMAN GOVERNMENT/CREDIT INDEX/3/                                 4.19%   8.00%    7.08%

(Index returns reflect no deduction for fees, expenses or taxes)

1 For periods before the inception of Class J shares (May 24, 1999), performance shown for Class J shares is based on the performance of the Fund's Class Y shares (formerly, Institutional Class), adjusted to reflect the higher fees paid by Class J shares. The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. Securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

The Fund may invest in a portion of its assets in lower rated fixed income securities ("junk bonds") which are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

The Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

The Fund may invest in foreign securities which are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If the Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities or durations than for funds that invest in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

Interest rate risk is more pronounced with respect to fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities because the prices of those types of securities tend to react more to changes in interest rates.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

MARKET RISK

This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment.

Emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                     MAXIMUM SALES CHARGE
                                        (LOAD) IMPOSED
                                         ON PURCHASES
                                     (AS A PERCENTAGE OF
CLASS OF FUND SHARES                   OFFERING PRICE)
---------------------------------------------------------
INVESTMENT GRADE BOND FUND - CLASS J        3.50%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                               TOTAL
                                                              ANNUAL      FEE
                                      DISTRIBUTION             FUND     WAIVER/
                          MANAGEMENT AND/OR SERVICE  OTHER   OPERATING REIMBURSE-    NET
FUND                         FEES     (12B-1) FEES  EXPENSES EXPENSES    MENT*    EXPENSES*
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT
GRADE BOND FUND - CLASS J   0.40%        0.75%       0.18%     1.33%     0.03%      1.30%
-------------------------------------------------------------------------------------------

 * Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses. This undertaking is in effect through January 31, 2006, and will be re-evaluated on an annual basis thereafter. Without this undertaking expenses would have been higher.

EXAMPLE

The following example** translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND                                               1 YEAR** 3 YEARS** 5 YEARS** 10 YEARS**
------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND - CLASS J   $478     $754     $1,051     $1,893
------------------------------------------------------------------------------------------

 ** The example is based on the net expenses for the 1-year period for the Fund and on the total annual fund operating expenses for the remaining years.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Fund.

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

Pursuant to exemptive relief that may in the future be granted by the SEC, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Fund and the series of mutual fund groups listed above are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

   Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

   For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

MORTGAGE BACKED SECURITIES

Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Fund's trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3 of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

SWAP TRANSACTIONS

The Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities that are backed by the full faith and credit of the U.S. Government, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the section "Fees and Expenses of the Fund", the Fund during the fiscal year ended September 30, 2004 paid (after waiver or reimbursement) Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services at the following annual rates. These fees are expressed as a percentage of the Fund's average net assets:


FUND                                     MANAGEMENT FEE
-------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund     0.39%
-------------------------------------------------------

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of the Fund's portfolio since the date stated below. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Mr. Fuss joined Loomis Sayles in 1976.

Steven Kaseta, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since February, 2002. Mr. Kaseta joined Loomis Sayles in 1994.

SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of 0.25% of the Fund's average daily net assets attributable to Class J shares and a monthly distribution fee of 0.50% of the Fund's average daily assets attributable to Class J shares.

The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE

As described below, a sales charge will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by the Fund's transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.


     SALES CHARGE AS A               SALES CHARGE AS A
PERCENTAGE OF OFFERING PRICE PERCENTAGE OF NET AMOUNT INVESTED
--------------------------------------------------------------
           3.50%                           3.63%
--------------------------------------------------------------

The sales charge is allocated between your broker-dealer and the distributor. The amount reallowed to broker-dealers is 3.00% as a percentage of the public offering price. The Fund receives the NAV.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

..  EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.
.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
..  SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) --
   amortized cost (which approximates market value).
..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.
..  OPTIONS -- last sale price, or if not available, last offering price.
.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (1-800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the Exchange for shares to be bought or sold at the Fund's NAV on that day.

.. BY CHECK All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

.. BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 4133-408-7
       Attn: Custody and Shareholder Services
       Investment Grade Bond Fund - Class J

Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the Exchange is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the

Fund and its shareholders. In particular, the Fund will ordinarily reject any purchase order that appears to be a part of transactions intended to take advantage of short-term swings in the market.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

RESTRICTIONS ON BUYING AND SELLING SHARES

Frequent purchases and redemptions of Fund shares may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of the Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of the Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of the Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in the Fund followed by a subsequent redemption; or (ii) there are two purchases into the Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received in good order.

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Internal Revenue Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership). Information regarding the taxation of U.S. shareholders is contained in the Statement of Additional Information.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning October 1, 2005.

Properly designated distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and any gain realized by you upon the sale, exchange, or redemption of Fund shares will ordinarily not be subject to U.S. income taxation. However, redemption proceeds and distributions of investment income and of net capital gain may be subject to backup withholding at a rate of 30% if certain conditions are not met, including if you fail to certify as to your status as a foreign person. In addition, if your income from the Fund is "effectively connected" with a U.S. trade or business, you will be subject in general to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder, and if you are a foreign corporation, such income may also be subject to a branch profits tax.

Distributions of investment income and net capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the distribution is taxable, as described above.

Since the Fund invests exclusively in fixed income securities, distributions from the Fund will not be eligible to be treated as qualified dividend income.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund's could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                Income (Loss) from
                              Investment Operations              Less Distributions
                       ------------------------------------ ---------------------------
             Net asset
              value,               Net realized    Total      Dividends    Distributions
             beginning    Net     and unrealized    from         from        from net
              of the   investment gain (loss) on investment net investment   realized
              period     income    investments   operations     income     capital gains
----------------------------------------------------------------------------------------
CLASS J
9/30/2004     $11.53     $0.48(d)     $ 0.44       $0.92        $(0.55)       $(0.07)
9/30/2003      10.22      0.52(d)       1.47        1.99         (0.54)        (0.14)
9/30/2002(f)   10.09      0.54(d)       0.09        0.63         (0.48)        (0.02)
9/30/2001       9.91      0.57(d)       0.19        0.76         (0.58)           --
9/30/2000       9.95      0.65(d)      (0.04)       0.61         (0.65)           --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e) A sales charge for Class J shares is not reflected in total return calculations. (f) As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class J decreased from 5.35% to 5.33% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                     Ratios to Average Net Assets:
                                                 ------------------------------------
              Net asset
               value,                Net assets,
               end of                end of the                                Net     Portfolio
    Total        the       Total       period         Net          Gross    investment turnover
distributions  period   return(a)(e)    (000)    expenses(b)(c) expenses(c) Income(c)    rate
------------------------------------------------------------------------------------------------
   $(0.62)     $11.83        8.3%     $342,871        1.30%        1.33%       4.15%      29%
    (0.68)      11.53       20.0       335,666        1.30         1.36        4.79       34
    (0.50)      10.22        6.4       211,105        1.30         1.55        5.33       39
    (0.58)      10.09        7.9        91,569        1.30         1.71        5.65       15
    (0.65)       9.91        6.4        30,264        1.30         2.97        6.59       23

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund's investments. The SAI, the independent registered public accounting firm's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get free copies of these materials, request other information about the Fund described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about the Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number as set forth below.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

IXIS Asset Management Distributors, L.P. (IXIS Distributors), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds II
File No. 811-6241

[LOGO] Loomis Sayles